                                                                   EXHIBIT 10.31

                          SHOREBREEZE ASSOCIATES, LLC

                                      AND

                              INVENTA CORPORATION

                                     LEASE

                                SUMMARY OF LEASE
                                ----------------


1.     DATE OF LEASE:

2.     LANDLORD:                     Shorebreeze Associates, LLC

3.     TENANT:                       Inventa Corporation,
                                     a California corporation

4.     PREMISES:                     255 Shoreline Drive, Suites 103, 200 and
                                     300 Redwood City, California

5.     SQUARE FEET:                  43,693 square feet

6.     PERMITTED USE:

7.     TERM:

       (a) SCHEDULED COMMENCEMENT DATE

       (b) SCHEDULED EXPIRATION DATE:

8.     RENT SCHEDULE:                See paragraph 3

9.     SECURITY DEPOSIT:             $2,800,000 Letter of Credit

10.    PARKING SPACES PROVIDED:

11.    OTHER IMPORTANT PROVISIONS:   Tenant Improvement Allowance
                                     Option to Extend Term
                                     Capital Expenditures

12.    EXHIBITS:                     Exhibit A - Premises
                                     Exhibit B - Project
                                     Exhibit C - [Intentionally Omitted]
                                     Exhibit D - Rules and Regulations


THIS SUMMARY OF LEASE IS INTENDED TO SUMMARIZE CERTAIN KEY PROVISIONS IN THE ATTACHED LEASE. IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE PROVISIONS OF THIS SUMMARY AND THE LEASE, THE PROVISIONS OF THE LEASE SHALL GOVERN.

                               TABLE OF CONTENTS

ITEM                                                                       PAGE
-------------------------------------------------------------------------------
1.     LEASE OF PREMISES
2.     TERM; COMPLETION OF IMPROVEMENTS
3.     RENTAL
4.     TENANT'S SHARE OF INCREASED COSTS
5.     USE
6.     UTILITIES AND SERVICES
7.     TAXES PAYABLE BY TENANT
8.     ALTERATIONS
9.     LIENS
10.    REPAIRS
11.    INSURANCE
12.    DAMAGE OR DESTRUCTION
13.    INDEMNIFICATION
14.    COMPLIANCE WITH LAWS
15.    ASSIGNMENT AND SUBLETTING
16.    RULES AND REGULATIONS
17.    ENTRY BY LANDLORD
18.    COMMON AREA; PARKING
19.    DEFAULT
20.    LANDLORD'S RIGHT TO CURE TENANT'S DEFAULT
21.    ATTORNEYS' FEES
22.    EMINENT DOMAIN
23.    SUBORDINATION
24.    NO MERGER
25.    SALE
26.    ESTOPPEL CERTIFICATE
27.    NO LIGHT, AIR OR VIEW EASEMENT
28.    EASEMENTS
29.    HOLDING OVER
30.    SURRENDER
31.    SECURITY DEPOSIT
32.    INTEREST ON PAST DUE OBLIGATIONS; LATE CHARGE
33.    WAIVER
34.    NOTICES
35.    BROKERAGE COMMISSION
36.    COMPLETE AGREEMENT
37.    AUTHORITY
38.    SUCCESSORS
39.    SIGNAGE
40.    QUIET ENJOYMENT
41.    ATTORNMENT TO LENDER OR THIRD PARTY
42.    DEFAULT BY LANDLORD
43.    CONSTRUCTION CHANGES
44.    MEASUREMENT OF PREMISES
45.    PROJECT NAME
46.    GOVERNING LAW
47.    SEVERABILITY
48.    TIME
49.    RECORDING
50.    TENANT'S QUITCLAIM
51.    EXHIBITS AND ATTACHMENTS
52.    ENVIRONMENTAL MATTERS
53.    SUBMISSION OF LEASE

54.    PREMISES TAKEN "AS IS"
55.    ADDITIONAL RENT
56.    LANDLORD'S OPTION TO RELOCATE PREMISES
57.    JOINT AND SEVERAL
58.    TENANT IMPROVEMENT ALLOWANCE
59.    OPTION TO EXTEND TERM
60.    CAPITAL EXPENDITURES

                                  OFFICE LEASE
                               STANDARD AGREEMENT


     This Lease, dated February 2, 2000, between SHOREBREEZE ASSOCIATES, LLC, a Delaware' limited liability company ("Landlord") and INVENTA CORPORATION, a California corporation ("Tenant").

     1.   LEASE OF PREMISES

          (a) Landlord leases to Tenant and Tenant leases from Landlord those certain premises shown on Exhibit A, commonly known as 255 Shoreline Drive, Suites 103, 200 and 300, Redwood City, California (the "Premises") and, which Landlord and Tenant hereby agree consists of approximately forty-three thousand six hundred ninety-three (43,693) square feet. The Premises shall be delivered to the Tenant in three phases, the "Phase 1 Space" is that certain space commonly known as Suite 103, consisting of approximately four thousand three hundred thirty-four (4,334) square feet as shown on Exhibit A. The "Phase 2 Space" is that portion of the Premises located on the third floor consisting of approximately nineteen thousand one hundred fourteen (19,114) square feet as shown on Exhibit A. The "Phase 3 Space" is that portion of the Premises located on the second floor consisting of approximately twenty thousand two hundred forty-five (20,245) square feet as shown on Exhibit A. As used herein the term "Project" shall mean and include all of the land as shown on Exhibit B and all the buildings, improvements, fixtures and equipment now or hereafter situated on said land.

          (b) Tenant covenants, as a material part of the consideration of this Lease, to perform and observe each and all of the terms, covenants and conditions set forth below, and this Lease is made upon the condition of such performance and observance.

     2.   TERM, COMPLETION OF IMPROVEMENTS

          (a) Subject to paragraph 2(b) and 2(c) below, the term of this Lease shall commence on the date that Landlord tenders possession of the Phase 1 Space to Tenant (the "Lease Commencement Date"), and, unless sooner terminated as hereinafter provided, shall end on the date that is seven (7) years after the date that Landlord tenders possession of the Phase 2 Space to Tenant (the "Lease Expiration Date"). Landlord shall use commercially reasonable efforts to tender possession of the Premises to Tenant in accordance with the following schedule:
(1) deliver the Phase 1

Space on or before March 1, 2000 (the "Phase 1 Delivery Date"); (2) deliver the Phase 2 Space on or before May 1, 2000 (the "Phase 2 Delivery Date"); and (3) deliver the Phase 3 Space on or before April 1, 2001 (the "Phase 3 Delivery Date"). Tenant understands that the Phase 1 Space is currently occupied under a lease which does not expire until February 28, 2000, the Phase 2 Space is currently occupied under a lease which does not expire until July 31, 2000 and the Phase 3 Space is currently occupied under a lease which does not expire until March 31, 2001 and delivery of the spaces in accordance with the above schedule is subject to vacation of such spaces by the current occupants and in the case of the Phase 2 Space will require early termination of the current tenant's lease. The period commencing on the Lease Commencement Date to the Phase 2 Delivery Date is referred to herein as "Phase 1". The period commencing on the Phase 2 Delivery Date to the Phase 3 Delivery Date is referred to herein as "Phase 2". The period commencing on the Phase 3 Delivery Date to the Lease Expiration Date is referred to herein as "Phase 3".

          (b) If Landlord for any reason cannot deliver possession of the Phase 1 Space to Tenant by the scheduled Lease Commencement Date, this Lease shall not be void or voidable, Landlord shall not be liable to Tenant for any loss or damage on account thereof and, unless Landlord's failure to deliver possession of the Phase 1 Space to Tenant by the scheduled Lease Commencement Date is caused by the acts or omissions of Tenant or Tenant caused delays, Tenant shall not be liable for rent until Landlord tenders possession of the Phase 1 Space to Tenant. The expiration date of the lease term shall be adjusted by the same number of days that the Phase 2 Delivery Date was advanced or delayed from the scheduled Phase 2 Delivery Date. If the actual Phase 2 Delivery Date is a date other than the scheduled Phase 2 Delivery Date, then the parties shall immediately execute an amendment to this Lease stating (or a letter acknowledging) the Phase 2 Delivery Date.

          (c) Tenant's inability or failure to take possession of the Phase 1 Space when delivery is tendered by Landlord shall not delay the commencement of the term of this Lease or Tenant's obligation to pay rent. Tenant acknowledges that Landlord shall incur significant expenses upon the execution of this Lease, even if Tenant never takes possession of the Premises, including without limitation brokerage commissions and fees, legal fees and other professional fees. Tenant acknowledges that all of said expenses shall be included in measuring Landlord's damages should Tenant breach the terms of this Lease.

     3.   RENTAL

          (a) Base Rent.  Tenant shall pay to Landlord throughout the term of
              ---------
this Lease as rental ("Base Rent") for the Premises as follows:

Period                                                 Monthly Rent
------                                                 ------------

From the Lease Commencement
Date to the Phase 2 Delivery
Date                                                   $ 21,670.00 per month

From the Phase 2 Delivery
Date to the Phase 3 Delivery
Date                                                   $117,240.00 per month

From the Phase 3 Delivery
Date to the first anniversary
date after the Phase 2
Delivery Date                                          $218,465.00 per month

From the first anniversary
date after the Phase 2 Delivery
Date to the second anniversary
date after the Phase 2 Delivery
Date                                                   $225,018.95 per month

From the second anniversary
date after the Phase 2 Delivery
Date to the third anniversary
date after the Phase 2 Delivery
Date                                                   $231,769.52 per month

From the third anniversary
date after the Phase 2 Delivery
Date to the fourth anniversary
date after the Phase 2 Delivery
Date                                                   $238,722.60 per month

From the fourth anniversary
date after the Phase 2 Delivery
Date to the fifth anniversary
date after the Phase 2 Delivery
Date                                                   $245,884.28 per month

From the fifth anniversary
date after the Phase 2 Delivery
Date to the sixth anniversary
date after the Phase 2 Delivery
Date                                                   $253,260.81 per month

From the sixth anniversary
date after the Phase 2 Delivery
Date to the seventh anniversary
date after the Phase 2 Delivery
Date                                                   $260,858.63 per month

          The Base Rent shall be payable monthly in the monthly amounts specified above, and each monthly payment shall be due on or before the first day of the first full calendar month of the term hereof and on or before the first day of each and every successive calendar month thereafter during the term hereof. In the event the term of this Lease commences on a day other than the first day of a calendar month, then the monthly rental for the first and last fractional months of the term hereof shall be appropriately prorated. Rental shall be paid to Landlord, without deduction or offset, in lawful money of the United States of America at Shorebreeze Associates, LLC, Dept. LA 21277, Pasadena, California 91185, or to such other person or at such other place as Landlord may from time to time designate in writing.

          (b) Operating Expense Increases.  In addition to the Base Rent, Tenant
              ---------------------------
shall pay to Landlord Tenant's percentage share of Operating Expense Increases as provided in paragraph 4 below.

          (c) First Month's Base Rent.  Concurrently with Tenant's execution of
              -----------------------
this Lease, Tenant shall deposit with Landlord the sum of One Hundred Seventeen Thousand Two Hundred Forty Dollars ($117,240.00) to be applied as follows: (1) $21,670 to be applied against the base rent for the Phase 1 Space for the first lease month of the term; and (2) $95,570 to be applied against the base rent for the Phase 2 Space for the lease month commencing on the Phase 2 Delivery Date.

          (d) Application of Payments.  All payments received by Landlord from
              -----------------------
Tenant may be applied by Landlord in Landlord's sole discretion to the oldest payment obligation(s) owed by Tenant to Landlord or in such other order as Landlord determines in Landlord's sole and absolute discretion. No designation by Tenant, either in a separate writing or on a check or money order, shall modify this clause or have any force or effect. Notwithstanding the above, Landlord's determination not to apply such payments to the oldest payment obligations first as specified above shall not constitute a waiver by Landlord with respect to Landlord's claims against Tenant for such prior payment obligation(s) of Tenant or Landlord's right to apply future payments to such prior payment obligation(s) of Tenant in such order as Landlord may determine in Landlord's sole and absolute discretion.

     4.   TENANT'S SHARE OF INCREASED COSTS

          (a) In addition to the Base Rent specified in paragraph 3 above, for each calendar year subsequent to the calendar year 2000 (the "Base Year") Tenant shall pay to Landlord, as additional rent, Tenant's Percentage Share of the increase, if any, in Operating Expenses paid or incurred by Landlord in such year over Operating Expenses paid or incurred by Landlord in the Base-Year ("Operating Expense Increases"). Tenant shall not be entitled to any reduction in or credit against the Base Rent if Operating Expenses for any year are less than the Base Year Operating

Expenses. As used herein, "Tenant's Percentage Share" of Operating Expenses for the building in which the Premises are located shall be the sum of the following percentages applicable to the spaces leased to Tenant as and when such spaces are tendered for possession to Tenant:

               (1) With respect to the Phase 1 Space:            3.75%
               (2) With respect to the Phase 2 Space:           16.54%
               (3) With respect to the Phase 3 Space:           17.51%

          As used herein, "Operating Expenses" shall include, but not be limited to, (i) Real Property Taxes and other taxes, assessments or charges identified as Operating Expenses in paragraph 7, (ii) insurance premiums and other costs identified as Operating Expenses in paragraph 11, (iii) the cost of all utilities and services including water, gas and sewer charges, electricity, heat, air conditioning, refuse collection, and janitorial services identified as Operating Expenses in paragraph 6, (iv) the costs of operating and maintaining the Common Area identified as Operating Expenses in paragraph 18, including, but not limited to, the landscaping, elevators, parking lots, paving, sidewalks, and security and exterminator services, (v) the costs and expenses of maintaining and repairing the Project identified as Operating Expenses in paragraph 10, (vi) the cost of certain alterations identified as Operating Expenses in paragraph 8,
(vii) amortization of such capital improvements having a useful life greater than one year as Landlord may have installed for the purpose of reducing operating costs and/or to comply with all laws, rules and regulations of federal, state, county, municipal and other governmental authorities now or hereafter in effect (the cost of such capital improvement shall be amortized over its useful life in accordance with generally accepted accounting principles, including interest at the rate of 2% over the then current Prime Rate as published by the Wall Street Journal on the date nearest to the date that such cost is incurred, and the monthly amortized cost thereof shall be included in Operating Expenses), (viii) wages, salaries, employee benefits (including union benefits) and related expenses of all on-site and off-site personnel engaged in the operation, management and maintenance of the Project and payroll taxes applicable thereto and all costs incurred to maintain a management office in or near the Project (including, without limitation, rental payments therefor or the reasonable rental value of the space so occupied; (ix) supplies, materials, equipment and tools used or required in connection with the operation and maintenance of the Project, (x) licenses, permits and inspection fees, and (xi) all other operating costs incurred by Landlord in maintaining and operating the Project. The term "maintenance" as used in this Lease shall include, without limitation, cleaning, painting, repair and replacement.

          Notwithstanding the above, "Operating Expenses" shall not include and Tenant shall in no event have any obligation to perform or to pay directly, or to reimburse Landlord for, all or any portion of the following repairs, maintenance, improvements, replacements, premiums, claims, losses, fees, charges, costs and expenses (collectively, "Costs"):

               (1) Any charge for depreciation of the Building or Project based on the original construction costs;

               (2) Any interest, loan fees, or amortization on any mortgage or deed of trust or ground lease payments;

               (3) Wages, salaries, or other compensation paid to any executive employees of Landlord above the level of Property Manager;

               (4) Costs to correct any construction defect in the Premises or the Building;

               (5) Costs of any renovation, improvement, painting or redecorating of any portion of the Building or the Project for the exclusive use of other tenants;

               (6) Costs incurred in connection with marketing or advertising the Project, or the violation by Landlord or any occupant of the Project (other than Tenant) of the terms and conditions of any lease or other agreement; and

               (7) Costs incurred in connection with the presence of any Hazardous Material, except to the extent caused by the release or emission of the Hazardous Material in question by Tenant (without limiting Tenant's obligations under paragraph 52 of this Lease).

          (b) During December of each calendar year or as soon thereafter as practicable, Landlord shall give Tenant written notice of its estimate of amounts payable under paragraph 4(a) above for the ensuing calendar year. On or before the first day of each month during the ensuing calendar year, Tenant shall pay to Landlord one-twelfth (1/12) of such estimated amounts; provided that, if such notice is not given in December, Tenant shall continue to pay on the basis of the prior year's estimate until the month after such notice is given. If at any time or times it appears to Landlord that the amounts payable under paragraph 4(a) above for the current calendar year will vary substantially from its estimate, Landlord may, by written notice to Tenant, revise its estimate for such year, and subsequent payments by Tenant for such year shall be based upon such revised estimate.

          (c) Within ninety (90) days after the close of each calendar year or as soon after such 90-day period as practicable, Landlord shall deliver to Tenant a statement of amounts payable under paragraph 4 (a) above for such calendar year. If such statement shows an amount owing by Tenant that is less than the estimated payments for such calendar year previously made by

Tenant, the excess amount shall be credited by Landlord against the Base Rent next due from Tenant. If such statement shows an amount owing by Tenant that is more than the estimated payments for such calendar year previously made by Tenant, Tenant shall pay the deficiency to Landlord within thirty (30) days after delivery of the statement. Upon written request of Tenant made within sixty (60) days of Tenant's receipt of the annual statement of actual direct expenses, Landlord shall make available for Tenant's review, at Tenant's cost, copies of documentation reasonably available to Landlord to support the amounts set forth in such statement.

          (d) If, for any reason other than the default of Tenant, this Lease shall terminate on a day other than the last day of a calendar year, the amount of increase (if any) in rental payable by Tenant applicable to the calendar year in which such termination shall occur shall be prorated based on the ratio of the number of days from the commencement of such calendar year to and including such termination date to three hundred and sixty-five (365).

          (e) If the occupancy of the Project, during any part of any calendar year (including the Base Year) is less than one hundred percent (100%), Landlord shall make an appropriate adjustment of the variable components of Operating Expenses for that Expense Year, as reasonably determined by Landlord using sound accounting and management principles, to determine the amount of Operating Expenses that would have been incurred had the Project been one hundred percent (100%) occupied. This amount shall be considered to have been the amount of Operating Expenses for that Expense Year. For purposes of this subparagraph 4(e), "variable components" include only those component expenses that are affected by variations in occupancy levels.

     5.   USE

          The Premises shall be used for general office purposes and Tenant shall not use or permit the Premises to be used for any other purpose. Tenant shall not do or permit to be done in or about the Premises, nor bring or keep or permit to be brought or kept therein, anything (i) which is prohibited by or will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated, or
(ii) which is prohibited by the standard form of fire insurance policy, or (iii) which will in any way increase the existing rate or affect any fire or other insurance upon the Project or any of its contents, or cause a cancellation of any insurance policy covering the Project or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants of the Project, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises or commit or suffer to be committed any waste in, on or about the

Premises. No loudspeaker or other device, system or apparatus which can be heard outside the Premises shall be used in or at the Premises without the prior written consent of Landlord. Tenant shall not use the Premises for sleeping, washing clothes, cooking or in any manner that may cause or emit any objectionable odor, noise or light into the adjoining premises or common area. Tenant shall not do anything on the Premises that will cause damage to the Project and Tenant shall not overload the floor capacity of the Premises or the Project. No machinery, apparatus or other appliance shall be used or operated in or on the Premises that will in any manner injure, vibrate or shake the Premises. Landlord shall determine, in Landlord's reasonable discretion, whether such odor, noise, light or vibration are such as to violate the provisions of this paragraph. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises or the Project except in trash containers placed inside exterior enclosures designated for that purpose by Landlord, or where otherwise designated by Landlord; and no toxic or hazardous materials shall be disposed of through the plumbing or sewage system in violation of law. No materials, supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature shall be stored or permitted to remain outside of the building proper. No retail sales shall be made on the Premises.

     6.   UTILITIES AND SERVICES

          (a) Landlord shall furnish the Premises with (i) electricity for lighting and the operation of office machines, (ii) heat and air conditioning from 8:00 a.m. to 6:00 p.m. Monday through Friday, excluding holidays, reasonably required for the comfortable occupation of the Premises, (iii) elevator service, (iv) lighting replacement (for building standard lights), (v) restroom supplies, (vi) window washing with reasonable frequency, and (vii) janitorial service, all during the times and in the manner that such services are customarily furnished in comparable office buildings in the area as reasonably determined by Landlord. The cost of all utilities and services provided by Landlord to the Premises and to the Project shall be included in Operating Expenses. Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall the rental herein reserved be abated by reason of (A) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing services, (B) failure to furnish or delay in furnishing any such services when such failure or delay is caused by accident, breakage, repairs, strikes, character, governmental moratoriums, regulations or other governmental actions, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord, or (C) the making of necessary repairs or improvements to the Premises or to the Project, or (D) the limitation, curtailment, rationing or restriction on use of water or electricity, gas or any other form of energy serving the Premises or the Project. Landlord shall use reasonable efforts diligently to remedy any interruption in the furnishing of such services.

          (b) Tenant will not, without the written consent of Landlord, use any apparatus or device in the Premises (including, without limitation, electronic data processing machines, punch card machines or machines using current in excess of 110 volts) which will in any way increase the amount of electricity, water or air conditioning usually furnished or supplied to premises in the Project being used as general office space, or connect with electric current (except through existing electrical outlets in the Premises) or with water pipes any apparatus or device for the purpose of using electric current or water. If Tenant shall require water or electric current in excess of that usually furnished or supplied to premises in the Project being used as general office space, then Tenant shall first obtain the written consent of Landlord, which consent shall not be unreasonably withheld, and Tenant shall pay to Landlord promptly on demand the full cost of such excess use. Landlord may cause an electric current or water meter to be installed in the Premises in order to measure the amount of electric current or water consumed for any such excess use. The cost of any such meter and of the installation, maintenance and repair thereof, and all charges for such excess water and electric current consumed (as shown by meters and at the rates then charged by the furnishing public utility) plus any additional expense incurred by Landlord in keeping account of electric current or water so consumed, shall be paid by Tenant, and Tenant agrees to pay Landlord therefor promptly upon demand by Landlord.

          (c) Notwithstanding any other provision hereof, in the event that any law, ordinance or other governmental regulation now or hereafter in effect shall impose a limit on the allocation to the Project of any utility or other service, whether or not the same is to be supplied to the Premises by Landlord under this paragraph 6, then Tenant shall not use or cause to be consumed on the Premises, nor shall Landlord be required to provide to the Premises hereunder, such utility or other service in an amount or in a manner which would result in the violation by Landlord or Tenant of such law, ordinance or regulation.

     7.   TAXES

          The term "Real Property Taxes" as used herein means all real and personal property taxes and assessments incurred (on an accrual basis) during any calendar year, including, but not limited to: special and extraordinary assessments; water and sewer rates and charges, occupancy taxes or similar taxes imposed on or with respect to the real or personal property whether or not imposed on or measured by the rent payable by Tenant; and other governmental levies and charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind and nature whatsoever relating to the real or personal property. If, by law, any property taxes are payable, or may at the opt{on of the taxpayer be paid, in installments (whether or not interest shall accrue on the unpaid balance of such property taxes), Landlord may, at Landlord's option, pay the same and, in such event, any accrued interest on the unpaid balance of such property taxes shall be deemed to be Real Property Taxes as defined herein.
Real Property Taxes shall also include all expenses reasonably incurred by Landlord in seeking a reduction by the taxing authorities of Real Property Taxes applicable to the Project. Real Property Taxes shall not include any capital levy, franchise, estate, inheritance, succession, gift or transfer tax of Landlord, or any income, profits or excess profits tax, assessment, charge or levy upon the income of Landlord; provided, however, that if at any time during the term of this Lease under the laws of the United States or the State of California or any political subdivision of either, a tax or excise on rents, space or other aspects of real property, is levied or assessed against Landlord, the same shall be deemed to be Real Property Taxes. If any such property taxes upon the income of Landlord shall be imposed on a graduated scale, based upon Landlord's aggregate rental income, Real Property Taxes shall include only such portion of such property taxes as would be payable if the rent payable with respect to the Project were the only rental income of Landlord subject thereto. Real Property Taxes for any year being used as a base year or comparison year shall be adjusted, if necessary, to reflect the substantial completion of partitioning and other normal tenant improvements in all leasable areas of the Project, and to reflect at least 100% occupancy of the leasable area of the Project.

          In addition to the monthly rental and other charges to be paid by Tenant hereunder, Tenant shall pay, or shall reimburse Landlord upon demand if payable by Landlord, for any and all taxes whether or not now customary or within the contemplation of the parties hereto: (a) upon, measured by or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises or by the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, other than building standard tenant improvements made by Landlord, regardless of whether title to such improvements shall be in Tenant or Landlord; (b) upon or measured by the monthly rental payable hereunder, including without limitation, any gross income tax, rental tax, business tax, license or excise tax with respect to such rental; (c) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof; (d) upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises. In the event that it shall not be lawful for Tenant so to reimburse Landlord, the monthly rental payable to Landlord under this Lease shall be revised to net Landlord the same net rental after the imposition of any such tax upon Landlord as would have been payable to Landlord prior to the imposition of any such tax.

     8.   ALTERATIONS

          Tenant shall not make or cause to be made any alteration, addition or improvement to or of the Premises or any part thereof (collectively referred to herein as "alterations") without (i) the prior written consent of Landlord, (ii) a valid building permit issued by the appropriate governmental authority and
(iii) otherwise complying with all applicable laws, regulations and requirements of governmental agencies having jurisdiction and with the rules, regulations and requirements of any board of fire underwriters or similar body. Landlord's consent to any requested alteration shall not create on the part of Landlord or cause Landlord to incur any responsibility or liability for such alteration's compliance with all laws, rules and regulations of federal, state, county, municipal and other governmental authorities. Any alteration made by Tenant (excluding moveable furniture and trade fixtures not attached to the Premises) shall at once become a part of the Premises and belong to Landlord. Without limiting the foregoing, all heating, lighting, electrical (including all wiring, conduit, outlets, drops, buss ducts, main and subpanels), air conditioning, partitioning, drapery, window covering and carpet installations made by Tenant, regardless of how attached to the Premises, shall be and become part of the Premises and belong to Landlord upon installation and shall not be deemed trade fixtures and, subject to Landlord's right to require removal and restoration as specified herein, shall remain upon and be surrendered with the Premises at the termination of the lease.

          If Landlord consents to the making of any alteration by Tenant, the same shall be made by Tenant at its sole risk, cost and expense and only after Landlord's written approval of any contractor or person selected by Tenant for that purpose, and the same shall be made at such time and in such manner as Landlord may from time to time designate. Tenant shall, if required by Landlord, secure at Tenant's cost a completion and lien indemnity bond for such work. Upon the expiration or sooner termination of the term, Landlord may, at its sole option, require Tenant, at Tenant's sole cost and expense, to promptly remove any such alteration made by Tenant and designated by Landlord to be removed, repair any damage to the Premises caused by such removal and restore the Premises to their condition prior to Tenant's alteration. Upon the prior written request of Tenant, concurrent with giving Landlord's consent (if such consent is given), Landlord shall state in writing if Landlord will not require the removal of such alteration upon the expiration of term. Any moveable furniture and equipment or trade fixtures remaining on the Premises at the expiration or other termination of the term shall become the property of the Landlord; provided, however, in addition to all other remedies available to Landlord at law or in equity, Landlord may (i) require Tenant to remove same or
(ii) remove same at Tenant's cost, and Tenant shall be liable to Landlord for all damages incurred by Landlord related thereto.

          If during the term any alteration, addition or change of the Premises is required by law, regulation, ordinance or order of any public authority, Tenant, at its sole cost and expense, shall promptly make the same. If during the term any alterations, additions or changes to the Common Area or to the Project or to the building in which the Premises is located is required by law, regulation, ordinance or order of any public or quasi-public authority, and, in Landlord's judgment, it is impracticable for the tenants of the Project to individually make such alterations, additions or changes, Landlord shall make such alterations, additions or changes and the cost thereof shall be included in Operating Expenses.

     9.   LIENS

          Tenant shall keep the Premises and the Project free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant, its agents, employees or contractors. Upon Tenant's receipt of a preliminary twenty (20) day notice filed by a claimant pursuant to California Civil Code Section 3097, Tenant shall immediately provide Landlord with a copy of such notice. Should any lien be recorded against the Project, Tenant shall give immediate notice of such lien to Landlord. In the event that Tenant shall not, within ten (10) days following the imposition of such lien, cause the same to be released of record, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but no obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All sums paid by Landlord for such purpose, and all expenses (including attorney fees) incurred by it in connection therewith, shall be payable to Landlord by Tenant on demand with interest at the rate of twelve percent (12%) per annum or the maximum rate permitted by law, whichever is less. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper for the protection of Landlord, the Premises and the Project and any other party having an interest therein, from mechanics' and materialmen's liens and like liens. Tenant shall give Landlord at least fifteen (15) days' prior notice of the date of commencement of any construction on the Premises in order to permit the posting of such notices. In the event Tenant is required to post an improvement bond with a public agency in connection with any work performed by Tenant on or to the Premises, Tenant shall include Landlord as an additional obligee.

     10.  REPAIRS

          (a) Landlord's Obligations. Landlord shall maintain the public and
              ----------------------
common areas of the Project, including lobbies, stairs, elevators, corridors and restrooms, the windows, glazing, gutters, walls, floor coverings, roofs, the mechanical, plumbing, sewage and electrical systems, heating, ventilating and air conditioning systems (excepting special HVAC to computer rooms for Tenant, if any) serving the Project, and the structural elements of the buildings on the Project in reasonably good order and condition except for damage occasioned by the act of Tenant, which damage shall be repaired by Landlord at Tenant's expense. The cost of all maintenance and repairs made by Landlord pursuant to this paragraph 10, including without limitation maintenance contracts and supplies, materials, equipment and tools used in such repairs and maintenance, shall be included in Operating Expenses.

          (b) Tenant's Obligations. By entry hereunder Tenant accepts the
              --------------------
Premises as being in the condition in which Landlord is obligated to deliver the Premises. Tenant shall, at all times during the term hereof and at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair, ordinary wear and tear, damage thereto by fire, earthquake and acts of God excepted. Tenant hereby waives all rights to make repairs at the expense of Landlord or in lieu thereof to vacate the Premises as provided by California Civil Code Section 1942 or any other law, statute or ordinance now or hereafter in effect. Tenant shall at the end of the term hereof surrender to Landlord the Premises and all alterations, additions and improvements thereto in the same condition as when received, ordinary wear and tear and damage by fire, earthquake and acts of God excepted. Landlord has no obligation and has made no promise to alter, remodel, improve, repair decorate or paint the Premises or any part thereof, except as specifically herein set forth. No representations respecting the condition of the Premises or the Project have been made by Landlord to Tenant, except as specifically herein set forth.

     11.  INSURANCE

          Tenant, at its sole cost and expense, shall keep in force during the term (i) commercial general liability and property damage insurance with a combined single limit of at least $2,000,000 per occurrence insuring against personal or bodily injury to or death of persons occurring in, on or about the Premises or Project and any and all liability of the insureds with respect to the Premises or arising out of Tenant's maintenance, use or occupancy of the Premises and all areas appurtenant thereto, (ii) direct physical loss-special insurance covering the leasehold improvements in the Premises and all of Tenant's equipment, trade fixtures, appliances, furniture, furnishings, and personal property from time to time located in, on or about the Premises, with coverage in the amount of the full replacement cost thereof, and (iii) Worker's Compensation Insurance as required by law, together with employer's liability coverage with a limit of not less than $1,000,000 for bodily injury for each accident and for bodily injury by disease for each employee. Tenant's commercial general liability and property damage insurance and Tenant's Workers Compensation Insurance shall be endorsed to provide that said insurance shall not be cancelled or reduced except upon at least thirty (30) days prior written notice to Landlord. Further,

Tenant's commercial general liability and property damage insurance shall be primary and shall be endorsed to provide that Landlord and its partners, officers, directors and employees and such other persons or entities (including property management companies) as directed from time to time by Landlord shall be named as additional insureds for all liability using ISO Bureau Form CG20111185 (or a successor form) or such other endorsement form reasonably acceptable to Landlord; shall contain a severability of interest clause and a cross-liability endorsement; shall be endorsed to provide that the limits and aggregates apply per location using ISO Bureau Form CG25041185 (or a successor form) or such other endorsement form reasonably acceptable to Landlord; and shall be issued by an insurance company admitted to transact business in the State of California and rated A+VIII or better in Best's Insurance Reports (or successor report). The deductibles for all insurance required to be maintained by Tenant hereunder shall be satisfactory to Landlord. The commercial general liability insurance carried by Tenant shall specifically insure the performance by Tenant of the indemnification provisions set forth in paragraph 13 of this Lease provided, however, nothing contained in this paragraph 11 shall be construed to limit the liability of Tenant under the indemnification provisions set forth in said paragraph 13. If Landlord or any of the additional insureds named on any of Tenant's insurance, have other insurance which is applicable to the covered loss on a contributing, excess or contingent basis, the amount of the Tenant's insurance company's liability under the policy of insurance maintained by Tenant shall not be reduced by the existence of such other insurance. Any insurance carried by Landlord or any of the additional insureds named on Tenant's insurance policies shall be excess and non-contributing with the insurance so provided by Tenant.

          Tenant shall, prior to the commencement of the term and at least thirty (30) days prior to any renewal date of any insurance policy required to be maintained by Tenant pursuant to this paragraph, provide Landlord with a completed Certificate of Insurance, using a form acceptable in Landlord's reasonable judgement, attaching thereto copies of all endorsements required to be provided by Tenant under this Lease. Tenant agrees to increase the coverage or otherwise comply with changes in connection with said commercial general liability, property damage, direct physical loss and Worker's Compensation Insurance as Landlord or Landlord's lender may from time to time require.

          Landlord shall obtain and keep in force a policy or policies of insurance covering loss or damage to the Premises and Project, in the amount of the full replacement value thereof, providing protection against those perils included within the classification of "all risk" insurance, with increased cost of reconstruction and contingent liability (including demolition), plus a policy of rental income insurance in the amount of one hundred percent (100%) of twelve
(12) months' rent (including sums paid as additional rent) and such other insurance as Landlord or

Landlord's lender may from time to time require. Landlord may, but shall not be obligated to, obtain flood and/or earthquake insurance. Landlord shall have no liability to Tenant if Landlord elects not to obtain flood and/or earthquake insurance. The cost of all such insurance obtained by Landlord, plus any charges for deferred payments of premiums and the amount of any deductible incurred upon any covered loss within the Project shall be included in Operating Expenses. If the cost of insurance is increased due to Tenant's use of the Premises, then Tenant shall pay to Landlord upon demand the full cost of such increase.

          Landlord and Tenant hereby mutually waive any and all rights of recovery against one another for real or personal property loss or damage occurring to the Premises or the Project, or any part thereof, or to any personal property therein, from perils insured against under fire and extended insurance and any other property insurance policies existing for the benefit of the respective parties. Landlord and Tenant hereby release each other and their respective agents, employees, successors, assignees and sublessees from all liability for injury to any person or damage to any property that is caused by or results from a risk which is actually insured against or which is required to be insured against under this Lease. All of Landlord's and Tenant's repair and indemnity obligations under this Lease shall be subject to the waiver and release contained in this paragraph.

          If Tenant does not take out and maintain insurance as required pursuant to this paragraph 11, Landlord may, but shall not be obligated to, take out the necessary insurance and pay the premium therefor, and Tenant shall repay to Landlord promptly on demand, as additional rent, the amount so paid. In addition, Landlord may recover from Tenant and Tenant agrees to pay, as additional rent, any and all reasonable expenses (including attorney fees) and damages which Landlord may sustain by reason of the failure of Tenant to obtain and maintain such insurance, it being expressly declared that the expenses and damages of Landlord shall not be limited to the amount of the premiums thereon.

     12.  DAMAGE OR DESTRUCTION

          (a) In the event the Premises are damaged by any casualty which is covered under an insurance policy required to be maintained by Landlord pursuant to paragraph 11, Landlord shall be entitled to the use of all insurance proceeds and shall repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect.

          (b) In the event the Premises are damaged by any casualty not covered under an insurance policy required to be maintained pursuant to paragraph 11, Landlord may, at Landlord's option, either (i) repair such damage, at Landlord's expense, as soon as reasonably possible, in which event this Lease shall continue in full force and effect, or (ii) give written notice to

Tenant within sixty (60) days after the date of the occurrence of such damages of Landlord's intention to cancel and terminate this Lease as of the date of the occurrence of the damages; provided, however, that, if such damage is caused by an act or omission of Tenant or its agent, servants or employees, then Tenant shall repair such damage promptly at its sole cost and expense. In the event Landlord elects to terminate this Lease pursuant hereto, Tenant shall have the right within ten (10) days after receipt of the required notice to notify Landlord in writing of Tenant's intention to repair such damage at Tenant's expense, without reimbursement from Landlord, in which event this Lease shall continue in full force and effect and Tenant shall proceed to make such repairs as soon as reasonably possible. If Tenant does not give such notice within the ten (10) day period, this Lease shall be cancelled and terminated as of the date of the occurrence of such damage. Under no circumstances shall Landlord be required to repair any injury or damage to (by fire or other cause), or to make any restoration or replacement of, any of Tenant's personal property, trade fixtures or property leased from third parties, whether or not the same is attached to the Premises.

          (c) If the Premises are totally destroyed during the term from any cause (including any destruction required by any authorized public authority), whether or not covered by the insurance required under paragraph 11, this Lease shall automatically terminate as of the date of such total destruction; provided, however, that if the Premises can reasonably and lawfully be repaired or restored within nine (9) months of the date of destruction to substantially the condition existing prior to such destruction and if the proceeds of the insurance payable to the Landlord by reason of such destruction are sufficient to pay the cost of such repair or restoration, then said insurance proceeds shall be so applied, Landlord shall promptly repair and restore the Premises and this Lease shall continue, without interruption, in full force and effect. If the Premises are totally destroyed during the last twelve (12) months of the term, either Landlord or Tenant may at its option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to the other of its election to do so within thirty (30) days after the occurrence of such damage.

          (d) If the Premises are partially or totally destroyed or damaged and Landlord or Tenant repair them pursuant to this Lease, the rent payable hereunder for the period during which such damage and repair continues shall be abated only in proportion to the square footage of the Premises rendered untenantable to Tenant by such damage or destruction. Tenant shall have no claim against Landlord for any damage, loss or expense suffered by reason of any such damage, destruction, repair or restoration. The parties waive the provisions of California Civil Code Sections 1932(2) and 1933(4) (which provisions permit the termination of a lease upon destruction of the leased premises), and hereby agree that the provisions of this paragraph 12 shall govern in the event of such destruction.

     13.  INDEMNIFICATION

          Landlord shall not be liable to Tenant and Tenant hereby waives all claims against Landlord for any injury to or death of any person or damage to or destruction of property in or about the Premises or the Project by or from any cause whatsoever except (i) the failure of Landlord to perform its obligations under this Lease where such failure has persisted for an unreasonable period of time after notice of such failure or (ii) Landlord's negligence or willful misconduct. Without limiting the foregoing, Landlord shall not be liable to Tenant for any injury to, or death of any person or damages to or destruction of property by reason of, or arising from, any latent defect in the Premises or Project or the act or negligence of any other tenant of the Project. Tenant shall immediately notify Landlord of any defect in the Premises or Project.

          Except to the extent caused by (i) the failure by Landlord to observe any of the terms and conditions of this Lease or (ii) Landlord's gross negligence or willful misconduct, Tenant shall hold Landlord harmless from and indemnify and defend Landlord against any claim, liability, loss, damage or expense (including attorney fees) arising out of any injury to or death of any person or damage to or destruction of property occurring in or on the Premises from any cause whatsoever or on account of the use, condition, occupational safety or occupancy of the Premises. Tenant shall further hold Landlord harmless from and indemnify and defend Landlord against any liability, loss, damage or expense (including attorney fees) arising (i) from Tenant's use of the Premises or from the conduct of its business or from any activity or work done, permitted or suffered by Tenant or its agents or employees in or about the Premises or Project, (ii) out of the failure of Tenant to observe or comply with laws or other requirements as set forth in paragraph 14, (iii) by reason of Tenant's use, handling, storage, or disposal of toxic or hazardous materials or waste, (iv) by reason of any labor or service performed for, or materials used by or furnished to, Tenant or any contractor engaged by Tenant with respect to the Premises, or (v) from any other act, neglect, fault or omission of Tenant or its agents or employees.

          The provisions of this paragraph 13 shall survive the expiration or earlier termination of this Lease.

     14.  COMPLIANCE WITH LAWS

          Tenant shall, in connection with its use and occupation of the Premises, at its sole cost and expense, promptly observe and comply with (i) all laws, statutes, ordinances and governmental rules, regulations and requirements of federal, state, county, municipal and other governmental authorities, now or hereafter in effect, which shall impose any duty upon Landlord or Tenant with respect to Tenant's particular use, occupancy or alteration of the Premises, (ii) with the requirements of any board of fire underwriters or other similar body now or hereafter constituted and (iii) with any direction or occupancy certificate issued pursuant to law by any public authority; provided, however, that no such failure shall be deemed a breach of these provisions if Tenant, immediately upon notification, commences to remedy or rectify said failure. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant (whether or not Landlord is a party thereto), that Tenant has violated any such law, statute, ordinance or governmental rule, regulation, requirement, direction or provision, shall be conclusive of that fact as between Landlord and Tenant. This Lease shall remain in full force and effect notwithstanding any loss of use or other effect on Tenant's enjoyment of the Premises by reason of any governmental laws, statutes, ordinances, rules, regulations and requirements now or hereafter in effect.

     15.  ASSIGNMENT AND SUBLETTING

          Tenant shall not voluntarily assign, encumber or otherwise transfer its interest in this Lease or in the Premises, or sublease all or any part of the Premises, or allow any other person or entity to occupy or use all or any part of the Premises, without first obtaining Landlord's written consent, which consent shall not be unreasonably withheld, and otherwise complying with the requirements of this paragraph 15. Any assignment, encumbrance, sublease or other such transfer ("Transfer") without Landlord's written consent, shall constitute a default. The proposed assignee, subtenant or other transferee is referred to herein as the "Transferee". Reasonable grounds for denying consent to a proposed Transfer include, without limitation, any of the following:

          (a) Transferee's character, reputation, credit history, or business is not consistent with the character or quality of the Project;

          (b) In the case of an assignment, Transferee would be a significantly less prestigious occupant of the Project than Tenant;

          (c) Transferee is a government agency or instrumentality of one, consulate, school or credit collection agency;

          (d) Transferee's intended use of the Premises is inconsistent with the permitted use specified in this Lease or will materially and adversely affect Landlord's interest;

          (e) Transferee's financial condition is or may be inadequate to support the lease obligations of Transferee under the

Transfer; and with respect to any assignment, that Transferee's net worth is less than $200,000,000;

          (f) The Transfer would cause Landlord to violate another lease or agreement to which Landlord is a party or would give another tenant in the Project the right to cancel its lease or the Transferee is a primary competitor of another tenant leasing space in the Project and such tenant objects to such Transfer;

          (g) Transferee occupies space in the Project and such space is not contiguous to the Premises, is negotiating with Landlord to lease space in the Project, or has negotiated with Landlord during the six (6) months immediately preceding notice of the proposed Transfer to Landlord;

          (h) The rent charged by Tenant to Transferee during the term of the Transfer, is less than one hundred percent (100%) of the fair market value for comparable space in the Project and in buildings and/or projects within the same geographical area of similar type, identity, quality and location for a comparable term.

          If Tenant desires to Transfer all or any portion of the Premises, Tenant shall give Landlord written notice ("Transfer Notice") thereof, specifying the projected commencement date of the proposed Transfer (which date shall be not less than thirty (30) days or more than ninety (90) days after the date of Landlord's receipt of such notice), the portion of the Premises which is the subject of the proposed Transfer (the "Subject Space"), a description of any planned alterations or improvements to the Subject Space, the terms and conditions of the proposed Transfer (including the rent to be paid by the Transferee and any and all other consideration to be given by the Transferee), the name, address and telephone number of the Transferee, and a detailed calculation of the Transfer Premium (certified by Tenant's chief financial officer) to be paid as provided below. Tenant shall further provide Landlord with such other information concerning the Transferee as requested by Landlord. Landlord shall have the right to communicate with the Transferee to discuss the terms of the proposed Transfer, to discuss and negotiate, if Landlord desires, the terms of a direct lease between Landlord and Transferee, or any other matter and to enter into a direct lease agreement with Transferee as provided below and failure of Transferee to meet with Landlord and to negotiate in good faith the terms of a direct lease with Landlord shall constitute grounds for Landlord's refusal to consent to the proposed Transfer. For a period of thirty (30) days after Landlord's receipt of the Transfer Notice, Landlord shall have the option, exercisable by delivering written notice to Tenant, to terminate this Lease for the Subject Space or for the entire Premises, in Landlord's discretion, as of the date specified in Landlord's written notice to Tenant, which date shall not be less than thirty (30) days nor more than ninety (90) days after the date of Landlord's written notice to Tenant. Landlord's right to terminate the Lease as to the entire Premises shall only apply if the square footage of the Subject Space when added to the square footage of any other space previously subleased constitutes more than twenty-five percent (25%) of the total square footage of the Premises. If Landlord exercises its option to terminate this Lease as provided in the foregoing sentence, Landlord may, if it so elects, enter into a new lease for the Premises or any portion thereof with the Transferee or any other third party on such terms as Landlord and the Transferee or other third party may agree; in such event, Tenant shall not be entitled to any portion of the profit, if any, which Landlord may realize on account of such termination and reletting. If Landlord exercises its option to terminate this Lease with respect to the Subject Space only (i.e., less than the entire Premises), then Tenant shall continue to be obligated under this Lease as to the remaining space (i.e., the Premises less the Subject Space) and Base Rent payable by Tenant under this Lease shall be adjusted as follows: the monthly rent amount specified in paragraph 3 of this Lease shall be multiplied by a fraction, the numerator of which is the square feet of the Premises retained by Tenant after Landlord's recapture of the Subject Space and the denominator of which is the total square feet of the Premises before Landlord's recapture.
This Lease as so amended shall continue thereafter in full force and effect. Either party may require written confirmation of the amendments to this Lease necessitated by Landlord's recapture of the Subject Space. If Landlord recaptures the Subject Space, Landlord shall, at Landlord's sole expense, construct any partitions required to segregate the Subject Space from the remaining Premises retained by Tenant. Tenant shall, however, pay for painting, covering, or otherwise decorating the surfaces of the partitions facing the remaining Premises retained by Tenant.

          If Landlord does not elect to terminate this Lease as provided hereinabove in this paragraph 15 and if Landlord consents in writing to the proposed Transfer, Tenant shall be free to make such Transfer subject to the following conditions: (i) any Transfer shall be on the same terms set forth in the Transfer Notice given to Landlord; (ii) no Transfer shall be valid and no Transferee shall take possession of the Subject Space until an executed counterpart of such Transfer has been delivered to Landlord; (iii) no Transferee shall have a further right to assign or sublet; (iv) eighty percent (80%) of the Bonus Rent (as defined below), if any, shall be paid by Tenant to Landlord monthly as additional rent under this Lease without affecting or reducing any other obligation of Tenant hereunder (such amounts are referred to herein as the "Transfer Premium"); (v) no Transfer shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder; and (vi) any assignee must expressly agree to assume and perform all of the covenants and conditions of Tenant under this Lease and any subtenant must expressly agree to abide by all the terms of this Lease; and (vii) any modification or amendment of any such Transfer shall be deemed to be a separate Transfer transaction and shall be subject to Landlord's right to recapture, Landlord's prior written consent and the other terms and provisions of this paragraph 15. Tenant shall pay to Landlord promptly upon demand as additional rent, Landlord's reasonable actual attorneys' fees and other costs incurred for reviewing, processing or documenting any requested Transfer, whether or not Landlord's consent is granted. Tenant shall not be entitled to assign this Lease or sublease all or any part of the Premises (and any attempt to do so shall be voidable by Landlord) during any period in which Tenant is in default under this Lease.

          For purposes of this paragraph 15, the term "Bonus Rent" shall mean the Transfer Payments (as defined below) less the amounts specified in (A) and
(B), where (A) is a monthly credit amount equal to the sum of (1) and (2) divided by the total number of months in the term of the Transfer, where (1) is the actual out-of-pocket cost of leasehold improvements paid by Tenant to third party contractors and constructed specifically for the exclusive benefit of such Transferee in the Subject Space, but specifically excluding any costs related to
(i) the initial tenant improvements to be constructed in the Premises pursuant to the terms of this Lease, if any, (ii) the installation, modification and/or removal of security systems, data cabling and telephone and communication systems, and (iii) the installation, modification and/or removal of any furniture, fixtures or equipment or any personal property, and (2) is the amount of broker fees paid by Tenant in connection with such Transfer, and (B) is a monthly credit amount equal to the monthly Base Rent and Operating Expense Increases which Tenant is obligated to pay Landlord under this Lease during the term of such Transfer (prorated in the case of a sublease to reflect the obligations allocable to that portion of the Premises subject to such sublease). At Landlord's request, Tenant shall furnish a complete statement, certified by an independent certified public accountant or Tenant's chief financial officer, describing in detail the computation of any Transfer Premium that Tenant has derived or will derive from the Transfer. Landlord or Landlord's agent shall have the right to review Tenant's books and records relating to the calculation of Bonus Rent, including the right to have an independent certified public accountant review same. If Landlord's independent certified public accountant finds that the Bonus Rent for any Transfer has been understated, Tenant shall, within thirty (30) days after demand, pay the deficiency and Landlord's costs of that review.

          For purposes of this paragraph 15, the term "Transfer Payments" shall mean any and all sums or other consideration payable to or received by Tenant as a result of or in connection with a Transfer whether denominated rent or otherwise, including any amounts payable to Tenant for (x) services to be provided to Transferee by Tenant or (y) the sale, lease or use of Tenant's furniture, fixtures and equipment or other personal property; provided that the amounts specified in clauses (x) and (y) shall only be included to the extent that the Transfer Payments excluding such items is less than the fair market rent for the Subject Space based on the market rate for comparable space in the Project and in comparable buildings and projects within the same geographical area of similar type, identity, quality and location.

          If Tenant is a partnership, a withdrawal or change, voluntary or involuntary or by operation of law, of any general partner or the dissolution of the partnership shall be deemed an assignment of this Lease subject to all the conditions of this paragraph 15. If Tenant is a corporation any dissolution, merger, consolidation or other reorganization of Tenant or the sale or other transfer of a controlling percentage of the capital stock of Tenant or the sale of more than fifty percent (50%) of the value of Tenant's assets shall be an assignment of this Lease subject to all the conditions of this paragraph 15.
The term "controlling percentage" means the ownership of, and the right to vote, stock possessing more than 50% of the total combined voting power of all classes of Tenant's capital stock issued, outstanding and entitled to vote. This subparagraph of this paragraph 15 shall not apply if Tenant is a corporation the stock of which is traded on the New York Stock Exchange, the American Stock Exchange or NASDAQ or if such transfer occurs in connection with a listing of the Tenant thereon.

          The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one Transfer shall not be deemed consent to any subsequent Transfer. In the event of default by any Transferee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such Transferee or successor. Landlord may consent to subsequent Transfers of this Lease or amendments or modifications to this Lease with Transferees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and such action shall not relieve Tenant of liability under this Lease.

          No interest of Tenant in this Lease shall be assignable by operation of law (including, without limitation, the transfer of this Lease by testacy or intestacy). Each of the following acts shall be considered an involuntary assignment: (i) if Tenant is or becomes bankrupt, makes an assignment for the benefit of creditors or institutes a proceeding under the Bankruptcy Act in which Tenant is the bankrupt; or, if Tenant is a partnership or consists of more than one person or entity, if any partner of the partnership or other person or entity is or becomes bankrupt or insolvent, or makes an assignment for the benefit of creditors; (ii) if a writ of attachment or execution is levied on this Lease; or (iii) if, in any proceeding or action to which Tenant is a party, a receiver is appointed with authority to take possession of the Premises. An involuntary assignment shall constitute a default by Tenant and Landlord shall have the right to elect to terminate this Lease, in which case this Lease shall not be treated as an asset of Tenant.

          Tenant immediately and irrevocably assigns to Landlord, as security for Tenant's obligations under this Lease, all rent or other consideration from any Transfer of all or a part of the Premises as permitted by this Lease, and Landlord, as assignee and as attorney-in-fact for Tenant, or a receiver of Tenant appointed on Landlord's application, may collect such rent or other consideration and apply it toward Tenant's obligations under this Lease and any Transferee agrees to make such payments directly to Landlord upon Landlord's written request; provided that, until the occurrence of a default by Tenant, Tenant shall have the right to collect such rent, subject to promptly forwarding to Landlord any portion thereof to which Landlord is entitled pursuant to this paragraph 15.

          Notwithstanding the above requirement that Tenant obtain the consent of Landlord prior to any Transfer, Tenant may, without obtaining the prior consent of Landlord, assign or sublease the whole or any part of the Premises to any corporation or other entity which (a) controls, is controlled by, or is under common control with Tenant, (b) acquires all or substantially all of Tenant's assets or stock, or (c) results from the merger or consolidation with another entity; provided that (i) Tenant shall give written notice thereof to Landlord in the manner required for other Transfers by this paragraph 15, (ii) Tenant shall continue to be fully obligated under this lease, (iii) any such Transferee shall expressly assume and agree to perform all the terms and conditions of this lease to be performed by Tenant, (iv) Transferee shall have a tangible net worth, as evidenced by financial statements delivered to Landlord and certified by an independent certified public accountant in accordance with generally accepted accounting principles that are consistently applied ("Net Worth"), at least equal to the greater of (A) Tenant's Net Worth either immediately before the Transfer or as of the date of this lease, whichever is greater or (B) Two Hundred Million Dollars ($200,000,000), and (v) any such Transfer shall be subject to all other terms and conditions of this paragraph 15 pertaining to Transfers as defined herein (excepting only the requirement concerning prior written consent of Landlord).

     16.  RULES AND REGULATIONS

          The current Rules and Regulations of the Project are attached hereto as Exhibit D. Tenant shall faithfully observe and comply with the rules and regulations of the Project and any and all reasonable modifications thereof and additions thereto from time to time promulgated in writing by Landlord.
Landlord shall have the right to amend the rules and regulations from time to time as Landlord deems necessary or appropriate; provided that the Rules and Regulations do not unreasonably interfere with Tenant's use of, access to or parking at the Premises and do not materially and unreasonably increase the obligations or materially and unreasonably decrease Tenant's under this Lease. The Rules and Regulations shall apply to all occupants of the Project on an non-discriminatory basis. Landlord shall not be responsible to Tenant for the nonperformance by any other tenant or occupant of the Project of any said rules and regulations. In the event of a conflict between the specific terms of this Lease and the Rules and Regulations, the terms of this Lease shall control.

     17.  ENTRY BY LANDLORD

          Landlord may enter the Premises at reasonable hours and upon reasonable notice to (a) inspect the same, (b) exhibit the same to prospective purchasers, lenders or tenants, (c) determine whether Tenant is complying with all its obligations hereunder, (d) supply janitor service and any other service to be provided by Landlord to Tenant hereunder, (e) post notices of nonresponsibility, and (f) make repairs required of Landlord under the terms hereof or repairs to any adjoining space or utility services or make repairs, alterations or improvements to any other portion of the building. Landlord shall use commercially reasonable efforts to minimize disruption of Tenant's business. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises or any other loss occasioned by such entry and Tenant shall not be entitled to any abatement or reduction of rent if Landlord exercises its right of entry as specified above. Landlord shall at all times have and retain a key with which to unlock all of the doors in, on or about the Premises (excluding Tenant's vaults, safes and similar areas designated in writing by Tenant and Landlord in advance); and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be constructed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises, or any portion thereof.

     18.  COMMON AREA; PARKING

          Subject to the terms and conditions of this Lease and such rules and regulations as Landlord may from time to time prescribe, Tenant and Tenant's employees and invitees shall, in common with other occupants of the Project and their respective employees and invitees and others entitled to the use thereof, have the nonexclusive right to use those areas of the common area provided and designated by Landlord for the general use and convenience of the occupants of the Project (which area and facilities shall include, but not be limited to, common lobbies, corridors, restrooms, and showers, telephone, electrical, janitorial and mechanical rooms, elevators, stairwells, vertical duct shafts, sidewalks, parking, refuse, landscape and plaza areas, roofs, building exteriors, electrical, mechanical, plumbing and HVAC systems, and storage areas), which areas and facilities are referred to herein as "common area". This right shall terminate upon the termination of this Lease.

          Landlord reserves the right from time to time to make changes in the shape; size, location, amount and extent of the common area; provided that Tenant's use of and access to the Premises and parking rights are not unreasonably and materially adversely affected. Landlord shall also have the right at any time to change the name, number or designation by which the Project is commonly known.

          Tenant shall have the nonexclusive use of one hundred thirty-five
(135) parking spaces in the common area as designated from time to time by Landlord. Landlord reserves the right at its sole option to assign and label parking spaces, but it is specifically agreed that Landlord is not responsible for policing any such parking spaces. Tenant shall not at any time park or permit the parking of Tenant's trucks or other vehicles, or the trucks or other vehicles of others, adjacent to loading areas so as to interfere in any way with the use of such areas; nor shall Tenant at any time park or permit the parking of Tenant's vehicles or trucks, or the vehicles or trucks of Tenant's suppliers or others, in any portion of the common area not designated by Landlord for such use by Tenant. Tenant shall not park or permit any inoperative vehicle or equipment to be parked on any portion of the common area.

          Landlord shall operate, manage and maintain the common area. The manner in which the common area shall be operated, managed and maintained and the expenditures for such operation, management and maintenance shall be at the reasonable discretion of Landlord and the costs of such operation, management and maintenance of the Common Area shall be included in Operating Expenses, to the extent provided in paragraph 4.

     19.  DEFAULT

          The occurrence of any of the following shall constitute a default by
Tenant: (i) failure of Tenant to pay any rent or other sum payable hereunder within three (3) days of when due (except that with respect to the first such failure in each calendar year, Tenant shall not be in default unless Tenant fails to pay such amount within three (3) days after Landlord's written notice to Tenant of Tenant's failure to pay such amount when due); (ii) abandonment of the Premises (Tenant's failure to occupy and conduct business in the Premises for fourteen (14) consecutive days shall be deemed an abandonment); (iii) failure of Tenant to deliver to Landlord any instrument, assurance, financial statement, subordination agreement or certificate of estoppel required under this Lease within the time period specified for such performance if the failure continues for five (5) days after written notice of the failure from Landlord to Tenant; or (iv) failure of Tenant to perform any other obligation under this Lease if the failure to perform is not cured within fifteen (15) days after written notice thereof has been given to Tenant, except in the case of an emergency or dangerous condition, in which case Tenant's time to perform shall be that time period which is reasonable under the circumstances; provided, however, if the nature of Tenant's obligations is such that more than fifteen (15) days are required for performance, then Tenant shall not be in default if Tenant commences performance within such fifteen (15) day period and thereafter diligently prosecutes the same to completion. The notice referred to in clauses (iii) and (iv) above shall specify the obligations Tenant has failed to perform. No notice shall be deemed a forfeiture or termination of this Lease unless Landlord so elects in the notice. No notice shall be required in the event of abandonment or vacation of the Premises. The notices required in clauses (iii) and (iv) above shall replace rather than supplement any equivalent or similar statutory notice, including any notices required by Code of Civil Procedure section 1161 or any similar or successor statute. When a statute requires service of a notice in a particular manner, service of that notice (or a similar notice required by this Lease) in the manner required by section 34 of this Lease shall replace and satisfy the statutory service-of-notice procedures, including those required by Code of Civil Procedure section 1162 or any similar or successor statute.

          In addition to the above, the occurrence of any of the following events shall also constitute a default by Tenant: (i) Tenant fails to pay its debts as they become due or admits in writing its inability to pay its debts, or makes a general assignment for the benefit of creditors (for purposes of determining whether Tenant is not paying its debts as they become due, a debt shall be deemed overdue upon the earliest to occur of the following: thirty (30) days from the date a statement therefor has been rendered; the date on which any action or proceeding therefor is commenced; or the date on which a formal notice of default or demand has been sent); (ii) Tenant fails to furnish to Landlord a schedule of Tenant's aged accounts payable within ten (10) days after Landlord's written request; or (iii) any financial statements given to Landlord by Tenant, any assignee of Tenant, subtenant of Tenant, any guarantor of Tenant, or successor in interest of Tenant (including, without limitation, any schedule of Tenant's aged accounts payable) are materially false. At any time during the term of this Lease but not more than twice per year, Landlord, at Landlord's option, shall have the right to receive from Tenant, upon Landlord's request, current annual financial statements (including, but not limited to, balance sheet and statement of operations) for Landlord's review.

          On the occurrence of a default by Tenant, Landlord shall have the right to pursue any one or more of the following remedies in addition to any other remedies now or later available to Landlord at law or in equity. These remedies are not exclusive but cumulative. Landlord may terminate. this Lease and recover possession of the Premises. Once Landlord has terminated this

Lease, Tenant shall immediately surrender the Premises to Landlord. On termination of this Lease, Landlord may recover from Tenant all of the following:

          (a) The worth at the time of the award of any unpaid Rent that had been earned at the time of the termination, to be computed by allowing interest at the rate of twelve percent (12%) per annum but in no case greater than the maximum amount of interest permitted by law;

          (b) The worth at the time of the award of the amount by which the unpaid Rent that would have been earned between the time of the termination and the time of the award exceeds the amount of unpaid Rent that Tenant proves could reasonably have been avoided, to be computed by allowing interest at the rate of twelve percent (12%) per annum but in no case greater than the maximum amount of interest permitted by law;

          (c) The worth at the time of the award of the amount by which the unpaid Rent for the balance of the Lease Term after the time of the award exceeds the amount of unpaid Rent that Tenant proves could reasonably have been avoided, to be computed by discounting that amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award plus one percent (1%).

          (d) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform obligations under this Lease, including brokerage commissions and advertising expenses, expenses of remodeling the Premises for a new tenant (whether for the same or a different use), and any special concessions made to obtain a new tenant; and

          (e) Any other amounts, in addition to or in lieu of those listed above, that may be permitted by applicable law.

          Landlord shall have the remedy described in Civil Code section 1951.4, which provides that, when a tenant has the right to sublet or assign (subject only to reasonable limitations), the landlord may continue the lease in effect after the tenant's breach and abandonment and recover Rent as it becomes due. Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may enforce all of Landlord's rights and remedies under this Lease, including the right to recover all Rent as it becomes due.

     20.  LANDLORD'S RIGHT TO CURE TENANT'S DEFAULT

          Landlord, at any time after Tenant commits a default, may after the expiration of applicable notice and cure periods specified in this Lease, but shall not be obligated to, cure the default at Tenant's cost. If Landlord at any time, by reason of Tenant's default, pays any sum or does any act that requires the payment of any sum, the sum paid by Landlord shall be due immediately from Tenant to Landlord and shall bear interest at the rate of twelve percent (12%) per annum or the maximum rate permitted by law, whichever is less, from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant. Amounts due Landlord hereunder shall be additional rent.

     21.  ATTORNEYS' FEES

          If either party commences an action against the other party arising out of or in connection with this Lease, the prevailing party shall be entitled to have and recover from the losing party all expenses of litigation, including, without limitation, travel expenses, attorney fees, expert witness fees, trial and appellate court costs, and deposition and transcript expenses. If either party becomes a party to any litigation concerning this Lease or concerning the Premises or the Project, by reason of any act or omission of the other party or its authorized representatives, the party that causes the other party to become involved in the litigation shall be liable to the other party for all expenses of litigation, including, without limitation, travel expenses, attorney fees, expert witness fees, trial and appellate court costs, and deposition and transcript expenses.

     22.  EMINENT DOMAIN

          If all or any part of the Premises shall be taken by any public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof, this Lease shall terminate as to any portion of the Premises so taken or conveyed on the date when title vests in the condemnor, and Landlord shall be entitled to any and all payments, income, rent, award or any interest therein whatsoever which may be paid or made in connection with such taking or conveyance. Tenant shall have no claim against Landlord or otherwise for the value of any unexpired term of this Lease. Notwithstanding the foregoing, Tenant shall be entitled to any compensation for alterations paid for by Tenant, depreciation to and cost of removal of Tenant's equipment and fixtures and any compensation for its relocation expenses necessitated by such taking, but in each case only to the extent the condemning authority makes a separate award therefor or specifically identifies a portion of the award as being therefor. Each party waives the provisions of Section 1265.130 of the California Code of Civil Procedure (which section allows either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Premises).

          If any action or proceeding is commenced for such taking of the Premises or any portion thereof or of any other space in the Project, or if Landlord is advised in writing by any entity or body having the right or power of condemnation of its intention to condemn the Premises or any portion thereof or of any other space in the Project, and Landlord shall decide to discontinue the use and operation of the Project or decide to demolish, alter or rebuild the Project, then Landlord shall have the right to terminate this Lease by giving Tenant written notice thereof within sixty (60) days of the earlier of the date of Landlord's receipt of such notice of intention to condemn or the commencement of said action or proceeding. Such termination shall be effective as of the last day of the calendar month next following the month in which such notice is given or the date on which title shall vest in the condemnor, whichever occurs first.

          In the event of a partial taking, or conveyance in lieu thereof, of the Premises and fifty percent or more of the number of square feet in the Premises are taken, then Tenant may terminate this Lease. Any election by Tenant to so terminate shall be by written notice given to Landlord within sixty
(60) days from the date of such taking or conveyance and shall be effective on the last day of the calendar month next following the month in which such notice is given or the date on which title shall vest in the condemnor, whichever occurs first.

          If a portion of the Premises is taken by power of eminent domain or conveyance in lieu thereof and neither Landlord nor Tenant terminates this Lease as provided above, then this Lease shall continue in full force and effect as to the part of the Premises not so taken or conveyed and all payments of rent shall be apportioned as of the date of such taking or conveyance so that thereafter the amounts to be paid by Tenant shall be in the ratio that the area of the portion of the Premises not so taken bears to the total area of the Premises prior to such taking.

     23.  SUBORDINATION

          (a) This Lease shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation of security now or hereafter placed upon the Premises or the Project and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof; provided that Tenant's right to quiet possession of the Premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. Landlord shall use reasonable efforts to obtain a subordination, non-disturbance and attornment agreement from the current lien holder, if any, in customary form. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of the recording thereof.

          (b) Tenant agrees to execute any documents reasonably required to effectuate an attornment, a subordination, or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Tenant's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Tenant hereunder without further notice to Tenant.

     24.  NO MERGER

          The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to it of any or all such subleases or subtenancies.

     25.  SALE

          In the event the original Landlord hereunder, or any successor owner of the Project shall sell or convey the Project, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this Lease accruing thereafter shall terminate, and thereupon all such liabilities and obligations accruing after the date of sale or conveyance shall be binding upon the new owner. Tenant agrees to attorn to such new owner and to look solely to the new owner for performance of any and all such liabilities and obligations accruing after the date of sale or conveyance; provided if such new owner has assumed Landlord's obligations hereunder in writing.

     26.  ESTOPPEL CERTIFICATE

          Each party shall, within five (5) business days after request therefor, execute and deliver to the other party, in recordable form, a certificate stating that the lease is unmodified and in full force and effect, or in full force and effect as modified and stating the modifications. The certificate shall also state the amount of the monthly rent, the date to which monthly rent has been paid in advance, the amount of the security deposit and/or prepaid monthly rent, and, if the request is made by Landlord, shall include such other items as Landlord or Landlord's lender may reasonably request. Failure to deliver such certificate within such time shall constitute a conclusive acknowledgement by the party failing to deliver the certificate that the lease is in full force and effect and has not been modified except as may be represented by the party requesting the certificate. Any such certificate requested by Landlord may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises or Project. Further, within five (5) calendar days following written request made from time to time by Landlord, Tenant shall furnish to Landlord current financial statements of Tenant.

     27.  NO LIGHT, AIR OR VIEW EASEMENT

          This Lease confers no rights either with regard to the subsurface of or airspace above the land on which the Project is located or with regard to airspace above the building of which the Premises are a part. Any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to the building in which the Premises are located shall in no way affect this Lease or impose any liability on Landlord.

     28.  EASEMENTS

          Landlord reserves the right to alter the boundaries of the Project and grant easements and dedicate for public use portions of the Project without Tenant's consent, provided that no such grant or dedication shall interfere with Tenant's use of the Premises or otherwise cause Tenant to incur cost or expense. From time to time, and upon Landlord's demand, Tenant shall execute, acknowledge and deliver to Landlord, in accordance with Landlord's instructions, any and all documents, instruments, maps or plats necessary to effectuate Tenant's covenants hereunder.

     29.  HOLDING OVER

          Any holding over after the expiration or termination of this Lease with the written consent of Landlord shall be construed to be a tenancy from month-to-month at the monthly rent agreed upon by Landlord and Tenant, but in no event less than the monthly rent payable under this Lease for the last lease month before the date of such expiration or termination. All provisions of this Lease, except (i) as modified by the preceding sentence and (ii) those provisions pertaining to the term, expansion rights and any option to extend, shall apply to the month-to-month tenancy.

          If Tenant shall retain possession of the Premises or any part thereof without Landlord's written consent following the expiration or sooner termination of this Lease for any reason, then Tenant shall pay to Landlord as rent during the holdover period an amount equal to the greater of (i) two hundred percent (200%) of the amount of the monthly rent in effect during the last full lease month prior to the date of such expiration or termination or
(ii) one hundred fifty percent (150%) of the fair market rental (as reasonably determined by Landlord) for the Premises. Tenant shall also indemnify and hold Landlord harmless from any loss, liability and expense (including, but not limited to, attorneys fees) resulting from delay by Tenant in surrendering the Premises, including without limitation any claims made by any succeeding tenant founded on such delay. Acceptance of rent by Landlord following expiration or termination shall not constitute a renewal of this Lease, and nothing contained in this paragraph shall waive Landlord's right of re-entry or any other right. Tenant shall be only a tenant at sufferance, Whether or not Landlord accepts any rent from Tenant, while Tenant is holding over without Landlord's written consent.

          The provisions of this paragraph 29 are in addition to, and do not affect, Landlord's right of re-entry or other rights hereunder or provided by law. Nothing in this paragraph 29 shall be construed as implied consent by Landlord to any holding over by Tenant. Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease on expiration or other termination of this Lease. The provisions of this paragraph 29 shall not be considered to limit or constitute a waiver of any other rights or remedies of Landlord provided in this Lease or at law. The provisions of this paragraph 29 shall survive the expiration or early termination of this Lease.

     30.  SURRENDER

          On the last day of the term or on the effective date of any earlier termination, Tenant shall surrender to Landlord the Premises in its condition existing as of the commencement of the term and, except as otherwise provided by Landlord pursuant to the terms of paragraph 8 of this Lease, all of the improvements and alterations made to the Premises in their condition existing as of the date of completion of construction and/or installation (normal wear and tear, acts of God, casualties and condemnation excepted).On or prior to the last day of the term or the effective date of any earlier termination, Tenant shall remove all of Tenant's personal property and trade fixtures, together with improvements or alterations that Tenant is obligated to remove pursuant to the provisions of paragraph 8 of this Lease, from the Premises, and all such property not removed shall be deemed abandoned. In addition, on or prior to any expiration or earlier termination of this Lease, Tenant shall remove, at Tenant's sole cost and expense, all telephone, other communication, computer and any other cabling and wiring or any sort installed in the space above the suspended ceiling of the Premises or anywhere else in the Premises and shall promptly repair any damage to the suspended ceiling, lights, light fixtures, walls and any other part of the Premises resulting from such removal.

          If the Premises are not surrendered as required in this paragraph 30, Tenant shall indemnify Landlord against all loss, liability and expense (including, but not limited to, attorney fees) resulting from the failure by Tenant in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenants. It is agreed between Landlord and Tenant that the provisions of this paragraph 30 shall survive termination of this Lease.

     31.  SECURITY DEPOSIT

          Concurrent with Tenant's execution and delivery of this Lease, Tenant shall deliver to Landlord an unconditional and irrevocable letter of credit ("Letter of Credit") in the amount of Two Million Eight Hundred Thousand Dollars ($2,800,000) to secure the faithful performance by Tenant of all of the terms, covenants and conditions of this Lease to be kept and performed by Tenant. The Letter of Credit shall be issued by a bank (the "L-C Bank") approved by Landlord in the reasonable exercise of its discretion and shall be in a form that is acceptable to Landlord in Landlord's reasonable discretion. The L-C Bank shall be a bank that accepts deposits, maintains accounts, has a local office that will negotiate a letter of credit, and the deposits of which are insured by the Federal Deposit Insurance Corporation. Tenant shall pay all expenses, points, or fees incurred by Tenant in obtaining the Letter of Credit. The Letter of Credit shall be available by draft at sight, subject only to receipt by the bank of a notarized statement from Landlord or Landlord's authorized representative requesting such draw. The Letter of Credit shall be transferable by Landlord and Tenant shall cooperate as reasonably necessary in connection with any such transfer. The Letter of Credit shall by its terms expire not less than one year from the date issued, and shall provide for automatic one (1) year extensions unless Landlord is notified in writing not less than ninety (90) days prior to such expiration from the L-C Bank that the Letter of Credit will not be extended. In any event, unless Tenant deposits with Landlord a cash security deposit of like amount as permitted below, said Letter of Credit shall be renewed by Tenant for successive periods of not less than one year each to and including the date that is sixty
(60) days after the expiration date of this Lease. The bank's written renewal of the Letter of Credit shall in each case be delivered to Landlord not less than ninety (90) days prior to the expiration date of the then outstanding Letter of Credit. Tenant's failure to so deliver, renew (including specifically but not limited to the delivery to Landlord of such renewal not less than ninety
(90) days prior to expiration of the Letter of Credit) and maintain such Letter of Credit, shall constitute a default under this Lease without any further notice or grace period.

          If Tenant is in default under this Lease, including, without limitation, providing, renewing and maintaining the Letter of Credit as required above, or payment of rent or any other amounts due Landlord under this Lease, Landlord may, without prejudice to any other remedy available to Landlord, immediately and without further notice draw down the entire amount of the Letter of Credit to be held by Landlord as a cash security deposit for the faithful performance by Tenant of all of the terms, covenants and conditions of this Lease to be kept and performed by Tenant.

          In the event Landlord draws on the Letter of Credit due to Tenant's failure to renew the Letter of Credit, Tenant shall have a one-time right to restore the Letter of Credit within ninety (90) days of such draw by landlord and upon receipt of the replacement Letter of Credit (Landlord shall return the cash Security Deposit less applicable offsets, if any). If Tenant defaults with respect to any provision of this Lease, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any amount which Landlord may spend by reason of Tenant's default or to compensate Landlord for any other expense, loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in the amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this security deposit separate from its general funds and Tenant shall not be entitled to interest on such deposit. The security deposit or any balance thereof shall be returned to Tenant after Tenant has vacated the Premises less any deductions or offsets to which Landlord may be entitled hereunder. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said deposit to Landlord's successor in interest, and Tenant agrees that upon such transfer and upon such successor's written assumption of Landlord's obligations hereunder Landlord shall thereupon be released from liability for the return of such deposit or any accounting therefor. Provided that Tenant has not been in default under the terms of this Lease (as defined in paragraph 19 of this Lease), then Landlord shall allow Tenant to reduce the amount of the Letter of Credit as follows: (1) the amount of the Letter of Credit may be reduced annually by the amount which is equal to the product obtained by multiplying the Letter of Credit amount prior to such reduction by a fraction, the numerator of which is 1 and the denominator of which is the number of full lease years remaining in the lease term on each anniversary date of the Phase 2 Delivery Date; (2) the outstanding balance of the Letter of Credit may be reduced by fifty percent (50%) provided that the Tenant has a $200,000,000 net worth and provided that Tenant has achieved four consecutive quarters of net income of at least $1,000,000 per quarter (all calculations shall be based upon generally accepted accounting principles and certified by an independent certified public accounting firm reasonably acceptable to Landlord); provided that in no event shall the Letter of Credit be reduced to less than $1,000,000 prior to the 54th lease month after the Phase 2 Delivery Date.

     32.  INTEREST ON PAST DUE OBLIGATIONS; LATE CHARGE

          (a) Any amount due from Tenant to Landlord hereunder which is not paid when due shall bear interest at the rate of five percentage points above the discount rate of the Federal Reserve Bank of San Francisco as of the date due or the maximum rate allowable under the law, whichever is less, from the date due until paid, but the payment of such interest shall not excuse or cure any default by Tenant under this Lease.

          (b) In addition, Tenant acknowledges that late payment by Tenant to Landlord of monthly rent or of any other amount due

Landlord from Tenant will cause Landlord to incur accounting, administrative and other costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impractical to fix. Therefore, if any such payment due from Tenant is not received in full by Landlord within three (3) days after the date such payment is due, which payments are subject to application by Landlord as provided in paragraph 3 (d) of this Lease, Tenant shall pay to Landlord an additional sum of five percent (5%) of the entire payment as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord. No notice to Tenant of failure to pay shall be required prior to the imposition of such interest and/or late charge. Any interest and late charge imposed pursuant to this paragraph shall be and constitute additional rent payable by Tenant to Landlord.

     33.  WAIVER

          The waiver by Landlord or Tenant of any agreement, condition or provision herein contained shall not, nor shall any custom or practice which may evolve between the parties in the administration of the terms hereof, be construed to waive or to lessen the right of a party to insist upon performance in strict accordance with said terms. No delay or omission in the exercise of any right or remedy on any default shall impair such right or remedy or be construed as a waiver. The receipt and acceptance by Landlord of delinquent rent or other payments shall not constitute a waiver of any other default and acceptance of partial payments shall not be construed as a waiver of the balance of such payment due. No act or conduct of Landlord, including, without limitation, the acceptance of keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the term. In such case, only a written notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish a termination of this Lease. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant. Any waiver by Landlord of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of this Lease.

     34.  NOTICES

          Except for legal process, statutory notices and Notice of Belief of Abandonment which may be served either as provided by law or as provided herein, all notices, demands, requests, consents, approvals and other communications ("Notices") which may be given or are required to be given by either party to the other shall be in writing and shall be deemed given to and received by the party intended to receive such Notice and deemed sufficiently given for all purposes as follows:

          (a) when personally delivered to the recipient, notice is effective on delivery;

          (b) when mailed first class to the last address of the recipient known to the party giving notice, notice is effective on delivery;

          (c) when mailed by certified mail with return receipt requested, notice is effective on receipt if delivery is confirmed by a return receipt; or

          (d) when delivered by reputable overnight courier (e.g. Federal Express, Airborne) or other comparable service with charges prepaid or charged to the sender's account, notice is effective on delivery if delivery is confirmed by the courier service.

          Any correctly addressed Notice that is refused, unclaimed, or undeliverable because of an act or omission of the party to be notified shall be deemed effective as of the first date that the Notice was refused, unclaimed, or considered undeliverable by the postal authorities, messenger, or overnight delivery service.

          Prior to the commencement date, all such Notices from Landlord to Tenant shall be served or addressed to Tenant at 255 Shoreline Drive, Suite 200, Redwood City, California. On or after the commencement date all such Notices from Landlord to Tenant shall be addressed to Tenant at the Premises.

          All such Notices by Tenant to Landlord shall be sent to Landlord c/o Grubb & Ellis Management Services, Inc., 255 California Street, 14th Floor, San Francisco, California 94111.

          Either party may change its address by giving the other party notice of such change in any manner permitted by this paragraph 34.

     35.  BROKERAGE COMMISSION

          Landlord and Tenant warrant that they have had no contract or dealings regarding this Lease through any licensed real estate broker other than Grubb & Ellis Company (Landlord's Broker) and Cornish & Carey (Tenant's Broker). In the event that any other broker, finder or person asserts a claim to a commission or finder's fee in connection with this Lease, the party through whom the broker or finder makes its claim shall indemnify, hold harmless and defend the other party from said claim and all costs and expenses, including reasonable attorneys' fees, incurred by the other party in defending against the same.

     36.  COMPLETE AGREEMENT

          There are no oral agreements between Landlord and Tenant affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between Landlord and Tenant or displayed by Landlord to Tenant with respect to the subject matter of this Lease or the Project. There are no representations between Landlord and Tenant other than those contained in this Lease.

     37.  AUTHORITY

          Each individual executing this Lease on behalf of Tenant represents and warrants that (i) he/she is duly authorized to execute and deliver this Lease on behalf of Tenant and: (a) if Tenant is a corporation, such authorization is in accordance with a duly adopted resolution of the Board of Directors of said corporation, (b) if Tenant is a partnership, such authorization is in accordance with the partnership agreement now in effect, and
(c) if Tenant is a limited liability company, such authorization is in accordance with the company's governing documents; and (ii) this Lease is binding upon Tenant in accordance with its terms. Upon Landlord's request, Tenant shall deliver to Landlord within ten (10) days after such request evidence of the authorization specified above as Landlord may reasonably request, including, without limitation, in the case where Tenant is a corporation, a copy of the resolution of the Board of Directors of Tenant authorizing the execution of this Lease and naming the officers that are authorized to execute this Lease on behalf of Tenant, which copy shall be certified by Tenant's secretary as correct and in full force and effect.

     38.  SUCCESSORS

          The agreements, conditions and provisions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, executors, administrators, successors and assigns of the parties hereto.

     39.  SIGNAGE

          Tenant shall not, without obtaining the prior written consent of Landlord, install or attach any sign or advertising material on any part of the outside of the Premises, or on any part of the inside of the Premises which is visible from the outside of the Premises, or in the halls, lobbies, windows or elevators of the building in which the Premises are located or on or about any other portion of the common area or Project. If Landlord consents to the installation of any sign or other advertising material, the location, size, design, color and other physical aspects thereof shall be subject to Landlord's prior written approval and shall be in accordance with any sign program applicable to the Project. In addition to any other requirements of this paragraph 39, the installation of any sign or other advertising material by or for Tenant must comply with all applicable laws, statutes, requirements, rules, ordinances and any C.C. & R.'s or other similar requirements. With respect to any permitted sign installed by or for Tenant, Tenant shall maintain such sign or other advertising material in good condition and repair and shall remove such sign or other advertising material on the expiration or earlier termination of the term of this Lease.
The cost of any permitted sign or advertising material and all costs associated with the installation, maintenance and removal thereof shall be paid for solely by Tenant. If Tenant fails to properly maintain or remove any permitted sign or other advertising material, Landlord may do so at Tenant's expense. Any cost incurred by Landlord in connection with such maintenance or removal shall be deemed additional rent and shall be paid by Tenant to Landlord within ten (10) days following notice from Landlord. Landlord may remove any unpermitted sign or advertising material without notice to Tenant and the cost of such removal shall be additional rent and shall be paid by Tenant within ten (10) days following notice from Landlord. Landlord shall not be liable to Tenant for any damage, loss or expense resulting from Landlord's removal of any sign or advertising material in accordance with this paragraph 39. The provisions of this paragraph 39 shall survive the expiration or earlier termination of this Lease.

     40.  QUIET ENJOYMENT

          Provided Tenant has performed all of the terms, covenants, agreements and conditions of this Lease, including the payment of rent and all other sums due hereunder, Tenant shall peaceably and quietly hold and enjoy the Premises for the term hereof, without hindrance from Landlord and all persons claiming by, through or under Landlord, but subject to the provisions and conditions of this Lease. Tenant's right to use the premises and the common area as herein provided shall be subject to restrictions or other limitations or prohibitions resulting from any law, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and no such event shall in any way affect this Lease, abate rent, relieve Tenant of any liabilities or obligations under this Lease or give rise to any claim whatsoever against Landlord.

     41.  ATTORNMENT TO LENDER OR THIRD PARTY

          In the event the interest of Landlord in the land and buildings in which the Premises are located (whether such interest of Landlord is a fee title interest or a leasehold interest) is encumbered by deed of trust, and such interest is acquired by a lender or any other third party through judicial foreclosure or by exercise of a power of sale at private trustee's foreclosure sale, Tenant hereby agrees to release Landlord of any obligation arising on or after any such foreclosure sale and to attorn to the purchaser at any such foreclosure sale and to recognize such purchaser as the Landlord under this Lease.

     42.  DEFAULT BY LANDLORD

          Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event earlier than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises specifying wherein Landlord has failed to perform such obligations; provided, however, that if the nature of Landlord's obligations is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

          If Landlord is in default of this Lease, Tenant's sole remedy shall be to institute suit against Landlord in a court of competent jurisdiction, and Tenant shall have no right to offset any sums expended by Tenant as a result of Landlord's default against future rent and other sums due and payable pursuant to this Lease. If Landlord is in default of this Lease, and as a consequence Tenant recovers a money judgment against Landlord, the judgment shall be satisfied only out of the proceeds of sale received on execution of the judgment and levy against the right, title and interest of Landlord in the Project of which the Premises are a part, and out of rent or other income from such real property receivable by Landlord or out of the consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title and interest in the Project of which the Premises are a part. Neither Landlord nor any of the partners comprising the partnership designated as Landlord shall be personally liable for any deficiency.

     43.  CONSTRUCTION CHANGES

          It is understood that the description of the Premises and the location of ductwork, plumbing and other facilities therein are subject to such changes as Landlord or Landlord's architect determines to be desirable in the course of construction of the premises and/or the improvements constructed or being constructed therein, and no such change nor any change in plans for any other portions of the Project, shall affect this Lease or entitle Tenant to any reduction of rent hereunder or result in any liability of Landlord to Tenant; provided Tenant's use of the Premises is not materially impaired.

     44.  MEASUREMENT OF PREMISES

          Tenant understands and agrees that any reference to square footage of the Premises is approximate only. Landlord and

Tenant hereby stipulate that the Premises consist of rentable square feet stated in paragraph 1 of this Lease. Tenant waives any claim against Landlord regarding the accuracy of any such measurement and agrees that there shall not be any adjustment in monthly rent or other amounts payable hereunder by reason of inaccuracies in such measurement.

     45.  PROJECT NAME

          Tenant shall not use the name of the Project for any purpose other than as the address of the business conducted by Tenant in the Premises without the prior written consent of Landlord.

     46.  GOVERNING LAW

          This Lease shall in all respects be governed by and construed in accordance with the laws of the State of California.

     47.  SEVERABILITY

          If any provision of this Lease shall be held or rendered invalid, unenforceable or ineffective for any reason whatsoever, all other provisions hereof shall be and remain in full force and effect.

     48.  TIME

          Time is of the essence of this Lease and of each and all of its provisions.

     49.  RECORDING

          Neither Landlord nor Tenant shall record this Lease or a short form memorandum hereof without the consent of the other.

     50.  TENANT'S QUITCLAIM

          At the expiration or earlier termination of this Lease, Tenant shall execute, acknowledge and deliver to Landlord, within ten (10) days after written demand from Landlord to Tenant, any quitclaim deed or other document required to remove the cloud or encumbrance created by this Lease from the real property of which the Premises are a part. This obligation shall survive said expiration or termination.

     51.  EXHIBITS AND ATTACKERS

          All exhibits and attachments to this Lease are a part hereof and the terms and provisions thereof are incorporated into this Lease by this reference as though set forth herein in full.

     52.  ENVIRONMENTAL MATTERS

          A.   Tenant's Covenants Regarding Hazardous Materials.
               ------------------------------------------------

               (1)  Hazardous Materials Handling. Tenant, its agents, invitees,
                    ----------------------------
employees, contractors, sublessees, assigns and/or successors shall not use, store, dispose, release or otherwise cause to be present or permit the use, storage, disposal, release or presence of Hazardous Materials (as defined below) on or about the Premises or Project. As used herein "Hazardous Materials" shall mean any petroleum or petroleum by-products, flammable explosives, asbestos, urea formaldehyde, radioactive materials or waste and any "hazardous substance", "hazardous waste", "hazardous materials" "toxic substance" or "toxic waste" as those terms are defined under the provisions of the California Health and Safety Code and/or the provisions of the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601 et seq.), as amended by the Superfund Amendments and Reauthorization Act of 1986 (42 U.S.C. Section 9601 et seq.), or any other hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or any agency thereof, or the United States Government or any agency thereof.

               (2)  Notices. Tenant shall immediately notify Landlord in
                    -------
writing of: (i) any enforcement, cleanup, removal or other governmental or regulatory action instituted, completed or threatened pursuant to any law, regulation or ordinance relating to the industrial hygiene, environmental protection or the use, analysis, generation, manufacture, storage, presence, disposal or transportation of any Hazardous Materials (collectively "Hazardous Materials Laws"); (ii) any claim made or threatened by any person against Tenant, the Premises, Project or buildings within the Project relating to damage, contribution, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Materials; and (iii) any reports made to any environmental agency arising out of or in connection with any Hazardous Materials in, on or removed from the Premises, Project or buildings within the Project, including any complaints, notices, warnings, reports or asserted violations in connection therewith. Tenant shall also supply to Landlord as promptly as possible, and in any event within five (5) business days after Tenant first receives or sends the same, with copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Premises, Project or buildings within the Project or Tenant's use thereof. Tenant shall promptly deliver to Landlord copies of hazardous waste manifests reflecting the legal and proper disposal of all Hazardous Materials removed from the Premises.

          B. Indemnification of Landlord. Tenant shall indemnify, defend (by
             ---------------------------
counsel acceptable to Landlord), protect, and hold Landlord, and each of Landlord's partners, employees, agents, attorneys, successors and assigns, free and harmless from and against any and all claims, liabilities, penalties, forfeitures, losses or expenses (including attorneys' fees) for death of or injury to any person or damage to any property whatsoever (including water tables and atmosphere), arising from or caused in whole or in part, directly or indirectly, by (i) the presence in, on, under or about the Premises, Project or buildings within the Project where such presence or discharge was caused by Tenant, (ii) Tenant's use, analysis, storage, transportation, disposal, release, threatened release, discharge or generation of Hazardous Materials to, in, on, under, about or from the Premises, Project or buildings within the Project, or (iii) Tenant's failure to comply with any Hazardous Materials Laws whether knowingly, unknowingly, intentionally or unintentionally. Tenant's obligations hereunder shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any required or necessary repair, cleanup or detoxification or decontamination of the Premises, Project or buildings within the Project, and the preparation and implementation of any closure, remedial action or other required plans in connection therewith. In addition, Tenant shall reimburse Landlord for (i) losses in or reductions to rental income resulting from Tenant's use, storage, disposal or release of Hazardous Materials, (ii) all costs of refitting or other alterations to the Premises, Project or buildings within the Project required as a result of Tenant's use, storage, or disposal of Hazardous Materials including, without limitation, alterations required to accommodate an alternate use of the Premises, Project or buildings within the Project, and (iii) any diminution in the fair market value of the Premises, Project or buildings within the Project caused by Tenant's use, storage, or disposal of Hazardous Materials. For purposes of this paragraph 52, any acts or omissions of Tenant, or by employees, agents, assignees, contractors or subcontractors of Tenant or others acting for or on behalf of Tenant (whether or not they are negligent, intentional, willful or unlawful) shall be strictly attributable to Tenant.

          C. Survival.  The provisions of this paragraph 52 shall survive the
             --------
expiration or earlier termination of the term of this Lease.

          D. Landlord's Representations.  To Landlord's actual knowledge,
             --------------------------
without duty to investigate or inquire, there are no Hazardous Materials on the Premises or Project in violation of any Hazardous Materials Laws.

     53.  SUBMISSION OF LEASE

          The submission of this Lease to Tenant for examination or signature by Tenant is not an offer to lease the Premises to Tenant nor an agreement by Landlord to reserve the Premises for Tenant. Landlord will not be bound to Tenant until this Lease has been duly executed and delivered by both Landlord and Tenant.

     54.  PREMISES TAKEN "AS IS"

          Tenant is leasing the Premises from Landlord "as is" in their condition existing as of the date hereof, subject to the current occupant's right to remove its personal property and trade fixtures as provided in its lease. Landlord shall have no obligation to alter or improve the Premises. Landlord warrants and represents that, as of the Lease Commencement Date, (i) the Premises, the Building and the Project will comply with all applicable laws, rules, regulations, codes, ordinances, underwriters' requirements, covenants, conditions and restrictions ("Laws") to the extent such compliance is required by governmental authority to have been completed by the Lease Commencement Date,
(ii) the Premises will be clean and in good operating condition and repair,
(iii) the electrical, mechanical, HVAC, plumbing, sewer, elevator and other systems serving the Premises and the Building will be in good operating condition and repair, and (iv) the roof of the Building will be in good condition and water tight. Tenant's acceptance of the Premises shall not be deemed a waiver of Tenant's right to have defects in the Premises repaired at Landlord's sole expense. Landlord shall, promptly after receipt of written notice from Tenant, remedy any non-compliance with such warranty at Landlord's sole cost and expense.

     55.  ADDITIONAL RENT

          All costs, charges, fees, penalties, interest and any other payments (including Tenant's reimbursement to Landlord of costs incurred by Landlord) which Tenant is required to make to Landlord pursuant to the terms and conditions of this Lease and any amendments to this Lease shall be and constitute additional rent payable by Tenant to Landlord when due as specified in this Lease or any amendments to this Lease.

     56.  [INTENTIONALLY OMITTED]

     57.  JOINT AND SEVERAL

          If Tenant is comprised of more than one entity or person, the obligations imposed on each entity or person that comprises Tenant shall be joint and several.

     58.  TENANT IMPROVEMENT ALLOWANCE

          Landlord hereby grants to Tenant a one-time tenant improvement allowance of up to One Hundred Fifty-Six Thousand Three Hundred Five Dollars ($156,305) (the "Allowance") to reimburse Tenant for the direct costs of building standard tenant improvements which are permanently affixed to the Premises, including design, engineering, finish modification and construction (the "Tenant Improvements") and installed in the Premises by Tenant during the first year after the Phase 2 Delivery Date, subject to the following terms and conditions:

          (a) The Tenant Improvements shall be deemed alterations to the Premises subject to Landlord's prior written consent and shall be subject to all the terms and conditions of paragraph 8 of this Lease. Tenant shall submit preliminary space plans and final space plans to Landlord for Landlord's prior written consent, which consent shall not be unreasonably withheld by Landlord. Upon Landlord's approval of the final space plan, Tenant shall thereafter cause to be prepared by licensed architects and engineers a fully coordinated set of architectural, structural, mechanical, electrical and plumbing working drawings (the "Final Construction Drawings") for the Tenant Improvements, if applicable, and shall submit copies of the Final Construction Drawings to Landlord for Landlord's approval. After Landlord's approval of the Final Construction Drawings, Tenant shall submit the Final Construction Drawings as approved by Landlord to the City to obtain all requisite building permits. No changes, modifications or alterations to the Final Construction Drawings shall be made without Landlord's prior written consent.

          (b) A general contractor shall be retained by Tenant to construct the Tenant Improvements. The general contractor shall be subject to Landlord's approval. Tenant shall only use contractors and subcontractors approved by Landlord, which approval shall not be unreasonably withheld by Landlord. All of Tenant's contractors and subcontractors shall carry workers' compensation insurance covering all of their respective employees and shall also carry commercial general liability and property damage insurance, all with limits, in form and with companies as are required to be carried by Tenant in paragraph 11 of this Lease. Tenant shall also carry "Builder's All Risk" insurance in an amount approved by Landlord covering construction of the Tenant Improvements and such other insurance as Landlord may reasonably require. Certificates for all insurances required hereunder shall be provided to Landlord prior to commencement of construction of the Tenant Improvements.

          (c) Landlord will be notified at least ten (10) days prior to the commencement of any construction in order to post a Notice of Non-Responsibility. Tenant agrees to conform with Landlord's rules and regulations associated with construction to minimize the disruption to the other tenants in the building. Any construction which causes significant noise or other disturbance to the tenants shall be done during non-business hours (i.e., evenings after 6:30 p.m. or weekends). Tenant will require its general contractor to clean the exterior of the Premises daily and shall keep the common areas clean and debris-free at all times and shall park construction vehicles and store materials in areas designated by Landlord. Mechanical systems shall be designed so as to not affect the systems of the adjoining suites or otherwise alter the airflow to the other tenants in the building.

          (d) The Tenant Improvements for which Tenant may seek reimbursement shall be substantially completed within one (1) year after the Phase 2 Delivery Date.

          (e) All outstanding claims for labor, materials, fixtures and all other costs and expenses relating to the Tenant Improvements shall have been paid in full by Tenant (with evidence of payment to be provided to Landlord) and Tenant shall have obtained lien releases from all contractors and materialmen (copies of lien releases to be provided to Landlord), satisfactory to Landlord.

          (f) The Tenant Improvements shall have been constructed in accordance with all applicable local, state and federal laws, statutes, codes, ordinances, rules and regulations.

          (g) Tenant shall not be in default under this Lease and no event shall have occurred which with the passage of time or the giving of notice or both would constitute a default; unless Tenant cures such default and Landlord elects not to terminate this Lease based on such default.

          (h) Landlord shall have the right to enter the Premises at all times during construction of the Tenant Improvements to inspect and monitor such construction, but shall have no obligation to do so and assumes no liability or responsibility for such construction and/or compliance with laws applicable thereto, which is and shall be Tenant's sole responsibility.

          (i) Tenant shall not be entitled to any portion of the Allowance which exceeds the actual cost incurred and paid by Tenant for construction of the Tenant Improvements and Tenant shall not be entitled to any credit against rent or any other payment due Landlord under this Lease for any unused portion of the Allowance. Tenant shall not be entitled to any reimbursement hereunder and no disbursement of any part of the Allowance shall be required until all of the conditions specified in this paragraph 58 have been fully satisfied.

     59.  OPTION TO EXTEND TERM

          Landlord grants to Tenant the option to extend the term for one period of five (5) years (the "Extended Term") following the expiration of the initial term set forth in paragraph 2 ("Initial Term") under all the provisions of this Lease except for the amount of the basic rent and security deposit. The basic rent and security deposit for the Extended Term shall be adjusted to one hundred percent (100%) of the market rate (as defined in paragraph (c) below); provided that in no event shall the basic rent and security deposit for the Extended Term be less than the basic rent and security deposit in effect at the expiration of the Initial Term. This option is further subject to the following terms and conditions:

          (a) Tenant must deliver its irrevocable written' notice of Tenant's exercise of this option to Landlord not less than twelve (12) lease months, nor more than fifteen (15) lease months, prior to the expiration of the Initial Term. Time is of the essence with respect to the time period during which Tenant must deliver to Landlord its written notice of exercise and, therefore, if Tenant fails to give Landlord its irrevocable written notice of its exercise of this option within the time period provided above then this option shall expire and be of no further force or effect.

          (b) The parties shall have thirty (30) days from the date Landlord receives Tenant's notice of exercise in which to agree on the amount constituting the market rate. If Landlord and Tenant agree on the amount of the market rate, they shall immediately execute an amendment to this Lease setting forth the expiration date of the extended term and the amount of the basic rent to be paid by Tenant during the extended term, including the annual adjustment provision. If Landlord and Tenant are unable to agree on the amount of the market rate within such time period, then, at the request of either party, the market rate shall be determined by appraisal in the following manner: (i) within ten (10) days of the request for such appraisal, Landlord and Tenant shall each select a licensed real estate broker with not less than five (5) years experience in the business of commercial leasing of property of the same type and use, and in the same geographic area, as the Premises; (ii) within fifteen
(15) days of their appointment, such two real estate brokers shall select a third broker similarly qualified; (iii) within thirty (30) days from the appointment of the third broker, the three brokers so selected shall, acting as a board of arbitrators, then appraise the Premises and determine the amount of the market rate, basing their determination on using standard procedures and tests normally employed in making such appraisals and applying the factors included within definition of market rate set forth in subparagraph (c) below. The decision of the majority of said brokers shall be final and binding upon the parties hereto. If a majority of the brokers are unable to agree on the market rate within the stipulated period of time, the three appraisals shall be added together and their total divided by three; the resulting quotient shall be the market rate. If, however, the low appraisal and/or the high appraisal are/is more than 15% lower and/or higher than the middle appraisal, the low appraisal and/or the high appraisal, as the case may be, shall be disregarded. If only one appraisal is disregarded, the remaining two appraisal shall be added together and their total divided by two and the resulting quotient shall be the market rate. If both the low appraisal and the high appraisal are disregarded as stated in this paragraph, the middle appraisal shall be the market rate. If a party does not appoint a broker within the required time period, the broker appointed by the other party shall be the sole broker and shall determine the market rate. If the two brokers appointed by the parties are unable to agree on the third broker, either of the parties to the lease, by giving ten (10) days' notice to the other party, can apply to the then president of the county real estate board of the county in which the Premises are located, or to the presiding judge of the superior court of that county, for the selection of a third broker who meets the qualifications stated in this paragraph. Each party shall pay the expenses and charges of the broker appointed by it and the parties shall pay the expenses and charges of the third broker in equal shares. When the market rate has been so determined, Landlord and Tenant shall immediately execute an amendment to this Lease stating the revised basic rent and adjustment provision for the extended term.

          (c) As used herein, the "market rate" shall be the monthly rental rate, including all escalations, and security deposit then obtained for five (5) year leases with comparable terms for comparable space in the Project and in buildings and/or projects within the same geographical area of similar type, identity, quality and location as the Project and shall take into consideration the views, location within the submarket, and rental abatement concessions, if any, being granted to comparable tenants in connection with comparable space.

          (d) Direct expenses shall continue to be determined and payable as provided in paragraphs 3 and 4 of this Lease.

          (e) Neither party shall have the right to have any court or other third party determine the market rate or the basic rent. Tenant shall not assign or otherwise transfer this option or any interest therein and any attempt to do so shall render this option null and void. Tenant shall have no right to extend the term beyond the Extended Term. If Tenant is in default under this Lease at the date of delivery of Tenant's notice of exercise to Landlord, then such notice shall be of no effect and this Lease shall expire at the end of the Initial Term; if Tenant is in default under this Lease on the last day of the Initial Term, then Landlord may in its sole discretion elect to have Tenant's exercise of this option be of no effect, in which case this Lease shall expire at the end of the Initial Term.

          (f) The rights contained in this paragraph 59 shall be personal to the originally named Tenant and may be exercised only by the originally named Tenant (and may not be transferred or assigned or exercised by any assignee, sublessee, or other transferee of Tenant's interest in this Lease) and only if the originally named Tenant occupies the entire Premises as of the date it exercises this option in accordance with the terms of this paragraph 59.

     60.  CAPITAL EXPENDITURES

Notwithstanding anything to the contrary in this Lease, (i) as to any capital expenditure to the Premises made by Landlord under this Lease, Tenant shall pay to Landlord, as additional rent and in equal monthly installments over the remaining term of this Lease (including any extension thereof), the amortized cost thereof applicable to the lease term and any extension thereof, determined by amortizing the total cost of such capital expenditure over its useful life (including interest at a rate of two percent (2%) over the then current Prime Rate as published by the Wall Street Journal); and (ii) as to any required capital expenditure to the common area or the Project made by Landlord under this Lease and the cost of which exceeds $50,000, the amortized cost thereof, determined by amortizing the total cost of such capital expenditure over its useful life (including interest at a rate of two percent (2%) over the then current Prime Rate as published by the Wall Street Journal), shall be included within Operating Expenses and Tenant shall pay its share thereof as provided in paragraph 4 of this Lease. Any determination of what constitutes a capital expenditure and what is the useful life of a capital expenditure, as such terms are used in this paragraph 60, shall be made by Landlord in accordance with generally accepted accounting principles. Any capital expenditure which costs less than $50,000.00 does not have to be amortized over its useful life, but may be charged and passed through as an Operating Expense in the year incurred.

     IN WITNESS WHEREOF, Landlord and Tenant have executed and delivered this Lease on the date first above written.

Landlord:                          Tenant:
--------                           ------

SHOREBREEZE ASSOCIATES LLC,        INVENTA CORPORATION,
a Delaware limited liability       a California corporation
company

By:    Connecticut General Life    By: /s/ Michael Makishima
                                      --------------------------------
       Insurance Company on
       behalf of its Separate      Name: Michael Makishima
                                        ------------------------------
       Account R, Member Title.
                                   Title: VP Controller
                                         -----------------------------
       By: CIGNA Investments,
           Inc., its Authorized        Date: 01/25/00
                                        ------------------------------
           Agent


By:    /s/ Leon Pouncy             By:
       ----------------------         --------------------------------

Name: LEON POUNCY                  Name:
      -----------------------           ------------------------------

Title: MANAGING DIRECTOR           Title:
       ----------------------            -----------------------------

Date: 2/2/00                       Date:
      -----------------------            -----------------------------

                                   EXHIBIT A



                              Phase 1 - Space #103



                                 Not Available



                             Phase 2 -- Space #300



                                   [GRAPHIC]



                              Phase 3 - Space #200



                                 Not Available

                                  [SITE PLAN]



                                   EXHIBIT B

                                   EXHIBIT D
                                   ---------

                             RULES AND REGULATIONS

     1. The sidewalks, halls, passages, exists, entrances, elevators, escalators, if any, and stairways of the Project shall not be obstructed by any of the tenants or used by them for any purpose other than for ingress to and egress from their respective premises. The halls, passages, exits, entrances, elevators, escalators and stairways are not for the general public, and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interests of the Project and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its
business, unless such persons are engaged in illegal activities.   No tenant and
no employee or invitee of any tenant shall go upon the roof of the building.

     2. Except as authorized by a lease, no sign, placard, picture, name, advertisement or notice visible from the exterior of any tenant's premises shall be inscribed, painted, affixed or otherwise displaced by any tenant on any part of such premises or the Project without the prior written consent of Landlord. All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of the tenant by a person approved by Landlord. Material visible from outside the building will not be permitted.

     3. The premises shall not be used for the storage of merchandise held for sale to the general public or for lodging. No cooking shall be done or permitted by any tenant on the premises, except that use by the tenant of Underwriter's Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, provided that such use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations.

     4. No tenant shall employ any person or persons other than the janitor of Landlord for the purpose of cleaning the premises, unless otherwise agreed to by Landlord in writing. Except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be permitted to enter the building for the purpose of cleaning the same. No tenant shall cause any unnecessary labor by reason of such tenant's carelessness or indifference in the preservation of good order and cleanliness. Janitorial service will not be furnished on nights when rooms are occupied after 9:00 P.M. unless, by agreement in writing, service is extended to a later hour for specifically designated rooms.

     5. Landlord will furnish each tenant free to charge with two keys to each door lock in the premises. Landlord shall require payment of a $10 ($5.00 of which is refundable upon return of keys) deposit for each additional key provided to tenant. No tenant shall have any keys made or duplicated. No tenant shall alter and lock or install a new or additional lock or any bolt on any door of its premises without the prior written consent of Landlord. If Landlord consents to such installation, the tenant shall in each case furnish Landlord with a key for any such lock. Each tenant, upon the termination of its tenancy, shall deliver to Landlord all keys to doors in the building which shall have been furnished to tenant.

     6. Landlord shall have the right to prescribe the maximum weight, size and position of all equipment, materials, furniture or other property brought into the Premises. Heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such property from any cause, and all damage done to the Premises or the Project by moving or maintaining such property shall be repaired at the expense of the tenant. The persons employed to move such property in or out of the Premises or Project must be approved by Landlord in advance.

     7. No tenant shall use or keep in the Premises or the Project any kerosene, gasoline or inflammable or combustible fluid or material other than limited quantities thereof reasonably necessary for the operation or maintenance of office equipment, or without Landlord's prior written approval, use any method of heating or air conditioning other than that supplied by Landlord. No tenant shall use or keep or permit to be used or kept any foul or noxious gas or substance in the premises, or permit or suffer the premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Project by reason of noise, odors or vibration; or interfere in any way with other tenants or those having business therein.

     8. The directory for each building in the Project is provided for the display of the name and location of tenants and a reasonable number of the principal officers and employees of tenants as determined by Landlord, and Landlord reserves the right to exclude any other names therefrom. Any additional name which a tenant shall desire to place upon said bulletin board must first be approved by Landlord, and, if so approved, charge will be made therefor.

     9. No curtains, draperies, blinds, shutters, shades, screens or other coverings, hangings or decorations shall be attached to, hung or placed in, or used in connection with any window of the premises or Project without the prior written consent of Landlord.

     10. No tenant shall obtain for use in the premises, ice, drinking water, food, beverage, towel or other similar services, except at such reasonable hours and under such reasonable regulations as may be fixed by Landlord.

     11. Each tenant shall see that the doors of its premises are closed and locked and that all water faucets, water apparatus and utilities are shut off before tenant or tenant's employees leave the premises, so as to prevent waste or damage. On multiple-tenant floors, the tenants shall keep the doors to the building corridors closed at all times except for ingress and egress.

     12. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.

     13. Except with the prior written consent of Landlord, no tenant shall sell, or permit the sale at retail, of newspapers, magazines, periodicals, theatre tickets or any other goods or merchandise to the general public in or on the premises, nor shall any tenant carry on, or permit or allow any employee or other person to carry on, the business of stenography, typewriting or any similar business in or from the premises for the service or accommodation of occupants of any other portion of the Project, nor shall the premises of any tenant be used for manufacturing of any kind. or any business or activity other than that specifically provided for in such tenant's lease.

     14. No tenant shall install any satellite dish, radio or television antenna, loudspeaker, or other device on the roof or exterior walls of the Project.

     15. There shall not be used in any space, or in the public halls of the Project, either by any tenant or others, any hand trucks except those equipped with rubber tires and side guards or such other material handling equipment as Landlord may approve. No other vehicles of any kind shall be brought by any tenant into the building or Project or kept in or about its premises.

     16. Each tenant shall store all its trash and garbage within its premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage without being in violation of any law or ordinance governing such disposal. All garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord shall designate.

     17. Canvassing, peddling, soliciting, and distribution of handbills or other written materials in the Project are prohibited, and each tenant shall cooperate to prevent the same.

     18. Any service required by any tenant shall be attended to only upon request made by telephone to Landlord's designated property manager. Employees and agents of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

     19. Landlord may waive any one or more of these rules and regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such rules and regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such rules and regulations against any or all of the tenants of the Project.

     20. Proper protection of carpeting is required such as plastic carpet protectors under wheeled chairs.

     21. Each tenant shall be responsible for any and all costs, damage, loss or expense incurred or resulting from such tenant's failure to abide by the rules and regulations of the Project.

     22. These rules and regulations are in addition to, and supplement the terms of the leases. In the event of any conflict between the terms of these rules and regulations and the specific terms of a lease, the terms of the lease shall control.

     23. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Project, and for the preservation of good order therein.

                      [LETTERHEAD OF SILICON VALLEY BANK]
                            International Division


IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVB00IS2041

DATE: JANUARY 25, 2000

BENEFICIARY:
SHOREBREEZE ASSOCIATES, L.L.C.
C/O GRUBB & ELLIS MANAGEMENT SERVICES, INC.
255 CALIFORNIA STREET, 14/TH /FLOOR
SAN FRANCISCO, CA 94111
AS "LANDLORD"

APPLICANT:
INVENTA CORPORATION
255 SHORELINE DRIVE, 2/ND/ FLOOR
REDWOOD SHORES, CA 94065
AS "TENANT"

AMOUNT: US$2,800,000.00 (TWO MILLION EIGHT HUNDRED THOUSAND AND NO/100 U.S. DOLLARS)

EXPIRATION DATE: FEBRUARY 1,2001

LOCATION: AT OUR COUNTERS IN SANTA CLARA, CALIFORNIA

DEAR SIR/MADAM:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVB00IS2041 IN YOUR FAVOR AVAILABLE BY YOUR DRAFTS DRAWN ON US AT SIGHT AND ACCOMPANIED BY THE FOLLOWING DOCUMENTS:

1. THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENT(S), IF ANY.
2. A DATED CERTIFICATION SIGNED BY AN AUTHORIZED OFFICER OF THE BENEFICIARY, FOLLOWED BY ITS DESIGNATED TITLE, STATING THE FOLLOWING:

    "THE AMOUNT OF OUR DRAFT IS BEING DRAWN PURSUANT TO AND IN ACCORDANCE WITH THE TERMS OF THE LEASE AGREEMENT BETWEEN INVENTA CORPORATION ("APPLICANT") AND SHOREBREEZE ASSOCIATES, L.L.C. ("BENEFICIARY") DATED __________ 2000 ("THE LEASE") AS AMENDED (IF APPLICABLE)."

PARTIAL DRAWS ARE ALLOWED. THIS LETTER OF CREDIT MUST ACCOMPANY ANY DRAWINGS HEREUNDER FOR ENDORSEMENT OF THE DRAWING AMOUNT AND WILL BE RETURNED TO THE BENEFICIARY UNLESS IT IS FULLY UTILIZED.

                      [LETTERHEAD OF SILICON VALLEY BANK]
                            International Division


IRREVOCABLE STANDBY LETTER OF CREDIT NO.  SVB00IS2041
DATED: JANUARY 25, 2000

THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED FOR AN ADDITIONAL PERIOD OF ONE YEAR, WITHOUT AMENDMENT, FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE BUT IN ANY EVENT NOT BEYOND MAY 3l, 2006, WHICH SHALL BE THE FINAL EXPIRATION DATE OF THIS LETTER OF CREDIT, UNLESS, AT LEAST NINETY (90) DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE WE NOTIFY YOU BY REGISTERED MAIL/OVERNIGHT COURIER SERVICE AT THE ABOVE ADDRESS THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND THE CURRENT EXPIRATION DATE. BENEFICIARY'S ADDRESS MAY BE CHANGED BY BENEFICIARY UPON WRITTEN NOTICE THEREOF TO THE SILICON VALLEY BANK.

THIS LETTER OF CREDIT MAY ONLY BE TRANSFERRED IN ITS ENTIRETY BY THE ISSUING BANK UPON OUR RECEIPT OF THE ATTACHED EXHIBIT "A" DULY COMPLETED AND EXECUTED BY THE BENEFICIARY AND ACCOMPANIED BY THE ORIGINAL LETTER OF CREDIT AND ALL AMENDMENT(S), IF ANY, TOGETHER WITH THE PAYMENT OF OUR TRANSFER FEE OF 1/4 OF 1% OF THE TRANSFER AMOUNT (MINIMUM USD250.00).

DRAFT(S) AND DOCUMENTS MUST INDICATE THE NUMBER AND DATE OF THIS LETTER OF
CREDIT.

DOCUMENTS MUST BE FORWARDED TO US BY OVERNIGHT DELIVERY SERVICE TO: SILICON VALLEY BANK. 3003 TASMAN DRIVE, SANTA CLARA CA 95054, ATTN: INTERNATIONAL DIVISION.

WE HEREBY AGREE WITH THE DRAWERS, ENDORSERS AND BONAFIDE HOLDERS THAT THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 500.


       /s/ XXX                        /s/ XXX
----------------------        --------------------------------
 AUTHORIZED SIGNATURE              AUTHORIZED SIGNATURE

                      [LETTERHEAD OF SILICON VALLEY BANK]
                            International Division


                                  EXHIBIT "A"


DATE:

TO: SILICON VALLEY BANK
 3003 TASMAN DRIVE                      RE: STANDBY LETTER OF CREDIT
 SANTA CLARA, CA 95054                      NO. SVB00IS2041 ISSUED BY
 ATTN: INTERNATIONAL DIVISION.              SILICON VALLEY BANK, SANTA CLARA
       STANDBY LETTERS OF CREDIT            L/C AMOUNT:

GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

(NAME OF TRANSFEREE)
(ADDRESS)


ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE. TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECT TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

SINCERELY,

 ___________________________
  (BENEFICIARY'S NAME)


___________________________
SIGNATURE OF BENEFICIARY


SIGNATURE AUTHENTICATED


___________________________
  (NAME OF BANK)


___________________________
 AUTHORIZED SIGNATURE

                      [LETTERHEAD OF SILICON VALLEY BANK]
                            International Division


IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVB00IS2041

DATE: JANUARY 25, 2000

BENEFICIARY:
SHOREBREEZE ASSOCIATES, L.L.C.
C/O GRUBB & ELLIS MANAGEMENT SERVICES, INC.
255 CALIFORNIA STREET, 14/TH /FLOOR
SAN FRANCISCO, CA 94111
AS "LANDLORD"

APPLICANT:
INVENTA CORPORATION
255 SHORELINE DRIVE, 2/ND/ FLOOR
REDWOOD SHORES, CA 94065
AS "TENANT"

AMOUNT: US$2,800,000.00 (TWO MILLION EIGHT HUNDRED THOUSAND AND NO/100 U.S. DOLLARS)

EXPIRATION DATE: FEBRUARY 1, 2001

LOCATION: AT OUR COUNTERS IN SANTA CLARA, CALIFORNIA

DEAR SIR/MADAM:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVB00IS2041 IN YOUR FAVOR AVAILABLE BY YOUR DRAFTS DRAWN ON US AT SIGHT AND ACCOMPANIED BY THE FOLLOWING DOCUMENTS:

1.  THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENT(S), IF ANY.
2. A DATED CERTIFICATION SIGNED BY AN AUTHORIZED OFFICER OF THE BENEFICIARY, FOLLOWED BY ITS DESIGNATED TITLE, STATING THE FOLLOWING:

     "THE AMOUNT OF OUR DRAFT IS BEING DRAWN PURSUANT TO AND IN ACCORDANCE WITH THE TERMS OF THE LEASE AGREEMENT BETWEEN INVENTA CORPORATION ("APPLICANT") AND SHOREBREEZE ASSOCIATES, L.L.C. ("BENEFICIARY") DATED ___________ 2000 ("THE LEASE") AS AMENDED (IF APPLICABLE)."

PARTIAL DRAWS ARE ALLOWED. THIS LETTER OF CREDIT MUST ACCOMPANY ANY DRAWINGS HEREUNDER FOR ENDORSEMENT OF THE DRAWING AMOUNT AND WILL BE RETURNED TO THE BENEFICIARY UNLESS IT IS FULLY UTILIZED.

                      [LETTERHEAD OF SILICON VALLEY BANK]
                            International Division


IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVB00IS2041
DATED: JANUARY 25, 2000

THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED FOR AN ADDITIONAL PERIOD OF ONE YEAR, WITHOUT AMENDMENT, FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE BUT IN ANY EVENT NOT BEYOND MAY 3l, 2006, WHICH SHALL BE THE FINAL EXPIRATION DATE OF THIS LETTER OF CREDIT, UNLESS, AT LEAST NINETY (90) DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE WE NOTIFY YOU BY REGISTERED MAIL/OVERNIGHT COURIER SERVICE AT THE ABOVE ADDRESS THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND THE CURRENT EXPIRATION DATE. BENEFICIARY'S ADDRESS MAY BE CHANGED BY BENEFICIARY UPON WRITTEN NOTICE THEREOF TO THE SILICON VALLEY BANK.

THIS LETTER OF CREDIT MAY ONLY BE TRANSFERRED IN ITS ENTIRETY BY THE ISSUING BANK UPON OUR RECEIPT OF THE ATTACHED EXHIBIT "A" DULY COMPLETED AND EXECUTED BY THE BENEFICIARY AND ACCOMPANIED BY THE ORIGINAL LETTER OF CREDIT AND ALL AMENDMENT(S), IF ANY, TOGETHER WITH THE PAYMENT OF OUR TRANSFER FEE OF 1/4 OF 1% OF THE TRANSFER AMOUNT (MINIMUM USD250.00).

DRAFT(S) AND DOCUMENTS MUST INDICATE THE NUMBER AND DATE OF THIS LETTER OF
CREDIT.

DOCUMENTS MUST BE FORWARDED TO US BY OVERNIGHT DELIVERY SERVICE TO: SILICON VALLEY BANK. 3003 TASMAN DRIVE, SANTA CLARA CA 95054, ATTN: INTERNATIONAL DIVISION.

WE HEREBY AGREE WITH THE DRAWERS, ENDORSERS AND BONAFIDE HOLDERS THAT THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 500.



       /s/ XXX                         /s/ XXX
-----------------------        -----------------------
 AUTHORIZED SIGNATURE           AUTHORIZED SIGNATURE

                      [LETTERHEAD OF SILICON VALLEY BANK]
                            International Division


                                  EXHIBIT "A"


DATE:

TO: SILICON VALLEY BANK
  3003 TASMAN DRIVE                RE: STANDBY LETTER OF CREDIT
  SANTA CLARA, CA 95054                NO. SVB00IS2041 ISSUED BY
  ATTN: INTERNATIONAL DIVISION.        SILICON VALLEY BANK, SANTA CLARA
        STANDBY LETTERS OF CREDIT      L/C AMOUNT:

GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

(NAME OF TRANSFEREE)
(ADDRESS)


ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE. TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECT TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

SINCERELY,


____________________________
  (BENEFICIARY'S NAME)


____________________________
SIGNATURE OF BENEFICIARY


SIGNATURE AUTHENTICATED


____________________________
  (NAME OF BANK)


____________________________
 AUTHORIZED SIGNATURE

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